UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-10473
                                                    _____________

                     Advantage Advisers Multi-Sector Fund I
            ________________________________________________________

               (Exact name of registrant as specified in charter)

                           200 Park Avenue, 24th Floor
                               New York, NY 10166
                       __________________________________

               (Address of principal executive offices) (Zip code)

                                Thomas A. DeCapo
                    Skadden, Arps, Slate, Meagher & Flom LLP
                                One Beacon Street
                                Boston, MA 02109
                       __________________________________

                     (Name and address of agent for service)

        registrant's telephone number, including area code: 212-667-4225
                                                           _____________

                      Date of fiscal year end: September 30
                                              _____________

                  Date of reporting period: September 30, 2006
                                           ___________________


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. $ 3507.

Item 1. Reports to Stockholders.


The Report to Shareholders is attached herewith.

November 10, 2006


Dear Fund Shareholder:

Enclosed is our audited financial statements for the fiscal year ended September 30, 2006. As of that date, the Fund had approximately 945 investors and, as reflected in the financials, net assets in excess of $70 million.

We appreciate your continued investment and look forward to a long mutually beneficial relationship.

                                   Sincerely,


                                   /s/ Bryan McKigney
                                   Bryan McKigney
                                   President

                     Advantage Advisers Multi-Sector Fund I

                              Financial Statements

                                   Year Ended

                               September 30, 2006



                                    Contents



Report of Independent Registered Public Accounting Firm .....................  1
Statement of Assets and Liabilities .........................................  2
Statement of Operations .....................................................  3
Statements of Changes in Net Assets .........................................  4
Notes to Financial Statements ...............................................  5
Schedule of Portfolio Investments ........................................... 17
Schedule of Securities Sold, Not Yet Purchased .............................. 32
Schedule of Written Options ................................................. 40
Schedule of Swap Contracts .................................................. 43
Supplemental Information (Unaudited) ........................................ 44

            Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Advantage Advisers Multi-Sector Fund I

We have audited the accompanying statement of assets and liabilities of Advantage Advisers Multi-Sector Fund I (the "Fund"), including the schedules of portfolio investments, securities sold, not yet purchased, written options, and swap contracts as of September 30, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and other brokers or by other appropriate auditing procedures where replies from were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Advantage Advisers Multi-Sector Fund I at September 30, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


New York, New York
November 10, 2006

                                          Advantage Advisers Multi-Sector Fund I

                                           Statement of Assets and Liabilities

                                                                                                            September 30, 2006
                                                                                                            __________________
Assets

Investments in securities, at market value (cost - $65,239,032) ............................................  $ 69,500,379
Cash and cash equivalents ..................................................................................     8,093,654
Due from broker (including Hong Kong Dollars of $8,398, with a cost of $8,437 and Singapore
     Dollars of $12,216, with a cost of $12,206) ...........................................................    13,332,676
Receivable for investment securities sold ..................................................................     8,870,777
Interest receivable ........................................................................................        96,148
Dividends receivable (net of foreign witholding taxes of $210) .............................................        44,113
Other assets ...............................................................................................        14,629
                                                                                                              ____________

          Total assets .....................................................................................    99,952,376
                                                                                                              ____________
Liabilities

Securities sold, not yet purchased, at market value (proceeds - $20,293,339) ...............................    20,527,303
Options written, at market value (premiums - $159,095) .....................................................       143,270
Unrealized depreciation on swap contracts ..................................................................        42,558
Payable for investment securities purchased ................................................................     6,509,962
Accrued incentive fees .....................................................................................     1,097,586
Advisory fees payable ......................................................................................       106,546
Custody fees payable .......................................................................................        49,250
Dividends payable on securities sold, not yet purchased ....................................................        30,521
Administration fees payable ................................................................................        12,411
Accrued expenses ...........................................................................................       713,571
                                                                                                              ____________

          Total liabilities ................................................................................    29,232,978
                                                                                                              ____________

               Net Assets ..................................................................................  $ 70,719,398
                                                                                                              ============
Net assets

Represented by:
Shares of beneficial interest - $0.001 par value; unlimited shares authorized; 2,808,137
     shares issued and outstanding .........................................................................  $      2,808
Additional paid-in-capital .................................................................................    63,063,113
Accumulated net investment gain ............................................................................        30,719
Accumulated net realized gain from investment transactions .................................................     3,622,137
Net unrealized appreciation of investments and foreign currency transactions ...............................     4,000,621
                                                                                                              ____________

               Net Assets ..................................................................................  $ 70,719,398
                                                                                                              ============

Net asset value per share ..................................................................................  $      25.18
                                                                                                              ============


                        The accompanying notes are an integral part of these financial statements.

                                          Advantage Advisers Multi-Sector Fund I

                                                 Statement of Operations

                                                                                                                Year Ended
                                                                                                            September 30, 2006
                                                                                                            __________________
Investment Income

     Interest ..............................................................................................  $  1,442,159
     Dividends (net of foreign withholding tax of $6,562) ..................................................       660,582
                                                                                                              ____________

          Total investment income ..........................................................................     2,102,741
                                                                                                              ____________
Expenses

     Incentive fees ........................................................................................     1,121,015
     Advisory fees .........................................................................................       995,942
     Legal fees ............................................................................................       489,651
     Dividends on securities sold, not yet purchased .......................................................       358,826
     Stock loan interest expense ...........................................................................       218,934
     Shareholder servicing fees ............................................................................       207,599
     Custody fees ..........................................................................................       167,019
     Audit and tax fees ....................................................................................       151,188
     Administration fees ...................................................................................       107,742
     Insurance expense .....................................................................................        55,672
     Trustees' fees ........................................................................................        44,482
     Printing fees .........................................................................................        44,247
     Transfer agent fees ...................................................................................        31,139
     Registration expense ..................................................................................        23,173
     Miscellaneous expense .................................................................................        56,505
                                                                                                              ____________

               Total expenses ..............................................................................     4,073,134
                                                                                                              ____________

          Net investment loss ..............................................................................    (1,970,393)
                                                                                                              ____________

Realized gain (loss) and unrealized loss from investment activities and foreign currency transactions

     Realized gain (loss) from investment activities, foreign currency transactions and swap contracts

          Investment securities ............................................................................     7,508,084
          Purchased options ................................................................................      (337,736)
          Securities sold, not yet purchased ...............................................................       445,659
          Written options ..................................................................................       222,885
          Foreign currency transactions ....................................................................        (7,839)
          Swap contracts ...................................................................................      (302,254)
                                                                                                              ____________

               Net realized gain from investment activities, foreign currency transactions
                    and swap contracts .....................................................................     7,528,799

               Net change in unrealized loss from investment activities and foreign currency transactions ..    (2,029,617)

               Net change in unrealized loss on swap contracts .............................................       (42,558)
                                                                                                              ____________

               Net realized and unrealized gain from investment activities, foreign currency transactions
                    and swap contracts .....................................................................     5,456,624
                                                                                                              ____________

               Net increase in net assets resulting from operations ........................................  $  3,486,231
                                                                                                              ============


                        The accompanying notes are an integral part of these financial statements.

                                          Advantage Advisers Multi-Sector Fund I

                                            Statement of Changes in Net Assets

                                                                                   Year Ended                   Year Ended
                                                                                September 30,2006           September 30, 2005
                                                                                _________________           __________________

From operations:

Net investment loss .........................................................     $ (1,970,393)               $ (3,376,820)
Net realized gain from investment activities, foreign currency
     transactions and swap contracts ........................................        7,528,799                   9,739,831
Net change in unrealized gain (loss) from investment activities,
     foreign currency transactions and swap contracts .......................       (2,072,175)                  5,449,191
                                                                                  ____________                ____________

     Net increase in net assets resulting from operations ...................        3,486,231                  11,812,202
                                                                                  ____________                ____________
Distributions to shareholders:

Realized short-term capital gains ($1.8357 and $0.215 per share,
     respectively) ..........................................................       (5,461,907)                   (921,119)
Realized long-term capital gains ($0.3519 and $0.948 per share,
     respectively) ..........................................................       (1,047,036)                 (4,061,583)
                                                                                  ____________                ____________
     Net decrease in net assets resulting from distributions
          to shareholders ...................................................       (6,508,943)                 (4,982,702)
                                                                                  ____________                ____________
From beneficial interest transactions:

Net proceeds from sale of shares ............................................        4,327,304                   3,181,948
Reinvestment of distributions ...............................................        6,133,865                   4,762,060
Cost of shares repurchased ..................................................      (21,225,723)                (46,122,503)
                                                                                  ____________                ____________

     Net decrease in net assets from beneficial interest transactions .......      (10,764,554)                (38,178,495)
                                                                                  ____________                ____________

     Net decrease in net assets .............................................      (13,787,266)                (31,348,995)
                                                                                  ____________                ____________

     Net assets at beginning of year ........................................       84,506,664                 115,855,659
                                                                                  ____________                ____________

     Net assets at end of year ..............................................     $ 70,719,398                $ 84,506,664
                                                                                  ============                ============


                       The accompanying notes are an integral part of these financial statements.

                     Advantage Advisers Multi-Sector Fund I

               Notes to Financial Statements - September 30, 2006

1. Organization

     Advantage Advisers Multi-Sector Fund I (the "Fund") was organized in the State of Delaware on August 14, 2001 and is registered as a closed-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Fund commenced operations on March 27, 2002. Advantage Advisers, L.L.C. (the "Investment Adviser"), a Delaware limited liability company ultimately controlled by Oppenheimer Asset Management Inc. ("OAM"), is responsible for the Fund's investment activities pursuant to an investment advisory agreement with the Fund. Responsibility for the overall management and supervision of the operations of the Fund is vested in the individuals who serve as trustees of the Fund (collectively the "Board" and each member a "Trustee").

     The Fund's investment objective is to seek capital appreciation while managing risk through the use of a multi-strategy hedged equity investment program. The term "hedged equity," when used in this context, means the use by the Sub-Investment Advisers (as defined below) of long and short positions in equity securities and other securities having equity characteristics, put and call options, and other special investment techniques including the use of swaps, swaptions, forward contracts, security index options and leverage in order to maximize the potential for capital appreciation and to attempt to preserve capital and, where possible, to profit from adverse or volatile market conditions. The Fund pursues this objective by investing primarily in securities of issuers in three sectors, which are banking/financial services, healthcare/biotechnology and technology. Until otherwise determined by the Fund's Board, the Fund pursues its investment program by allocating its net assets among three separate investment accounts (each, a "Separate Investment Account"). Each Separate Investment Account is managed by one or more investment professionals associated with various investment management firms (each, a "Sub-Investment Adviser"). At September 30, 2006, the Separate Investment Accounts are managed by KBW Asset Management, Inc., Kilkenny Capital Management, LLC and Alkeon Capital Management, LLC.

     The Fund is authorized to issue an unlimited number of shares of beneficial interest ("the shares") at $0.001 par value. Shares are made available through Oppenheimer & Co. Inc. ("Oppenheimer") as principal distributor, on a best efforts basis, subject to various conditions. The minimum initial investment is $25,000. Investors will be subject to a sales charge of up to 5.00% of the offering price, subject to volume discounts. For the year ended September 30, 2006, Oppenheimer received $7,954 from sales charges. Sales charges may be waived for fee based accounts. On a daily basis, the Fund makes additional sales of its shares at their net asset value plus applicable sales charges, to investors who are qualified to invest in the Fund (i.e., "qualified clients" as defined in Rule 205-3 under the Investment Advisers Act of 1940). The minimum additional investment is $1,000 for investors that are shareholders of the Fund and will include the applicable sales charges. To provide investors with a degree of liquidity, the Fund makes quarterly offers to repurchase its shares. Repurchase offers are limited to 5% to 25% of the Fund's outstanding shares at the Board's discretion.

     The Board has overall responsibility for the management and supervision of the operations of the Fund and has approved the Fund's investment program. The Board has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business, other than the Fund's fundamental investment policies, which can only be changed by a vote of the shareholders. The

                     Advantage Advisers Multi-Sector Fund I

1. Organization (continued)

     Trustees will not contribute to the capital of the Fund in their capacity as Trustees, but may subscribe for shares, subject to the eligibility requirements described in the Prospectus.

2. Significant Accounting Policies

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

     a. Portfolio Valuation

     Securities and commodities transactions, including related revenue and expenses, are recorded on a trade-date basis. Dividends are recorded on the ex-dividend date, net of foreign withholding tax. Interest income and expense are recorded on the accrual basis.

     The Fund amortizes premium and accretes discount on bonds using the effective yield method.

     The value of the net assets of the Fund is determined on each business day as of the close of regular business of the New York Stock Exchange in accordance with the procedures summarized below under the supervision of the Board.

     Domestic exchange traded securities (other than options and those securities traded on NASDAQ) are valued at their last sale prices as reported on the exchanges where those securities are traded. NASDAQ listed securities are valued at the NASDAQ official closing price. If no sales of those securities are reported on a particular day, the securities are valued based upon their bid prices for securities held long, or their ask prices for securities sold, not yet purchased as reported by such exchanges. Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices for securities held long or ask prices for securities sold, not yet purchased as reported by that exchange. Other securities for which market quotations are readily available are valued at their bid prices (or ask prices in the case of securities sold, not yet purchased) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board.

     Debt securities are valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuation for normal institutional size trading units. The Investment Adviser monitors the reasonableness of valuations provided by the pricing service. Debt securities with remaining maturities of 60 days or less are, absent unusual circumstances, valued at amortized cost.

     If in the view of the Investment Adviser, the bid price of a listed option or debt security (or ask price in the case of any such securities sold, not yet purchased) does not fairly reflect the market value of the security,

                     Advantage Advisers Multi-Sector Fund I

2. Significant Accounting Policies (continued)

     a. Portfolio Valuation (continued)

     the Investment Adviser may value the security at fair value in good faith and under the supervision of the Board. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be affected by events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When an event materially affects the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith by the Investment Adviser or under the supervision of the Board.

     Fair value takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security or other investment; (ii) whether any dealer quotations are available; (iii) possible valuation methodologies that could be used to determine fair value; (iv) the recommendation of the Investment Adviser with respect to the valuation; (v) whether the same or similar securities or other investments are held by other accounts or other funds managed by the Investment Adviser and the valuation method used by the Investment Adviser with respect thereto; (vi) the extent to which the fair value to be determined will result from the use of data or formulae produced by third parties independent of the Investment Adviser; and (vii) the liquidity or illiquidity of the market for the security or other investment.

     b. Cash Equivalents

     The Fund considers all financial instruments that mature within three months of the date of purchase as cash equivalents. At September 30, 2006, $8,093,654 in cash equivalents were held at PNC Bank in an interest bearing money market deposit account.

     c. Dividends and Distributions

     Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

     During the fiscal year ended September 30, 2006, permanent differences, primarily due to net operating losses of $1,970,393, resulted in a net decrease in accumulated net investment loss and a corresponding decrease in undistributed net realized gain from investment transactions. The reclassification had no effect on net assets.

                     Advantage Advisers Multi-Sector Fund I

2. Significant Accounting Policies (continued)

     d. Income Taxes

     It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Advisory Fees

     The Fund's Investment Advisory Agreement provides that in consideration for the Investment Adviser providing certain management services and for certain administrative services, the Fund pays an advisory fee to the Investment Adviser at the annual rate of 1.25% of the Fund's average daily net assets, which is due and payable in arrears within five business days after the end of each month. This fee is accrued daily as an expense to be paid out of the Fund's net assets and has the effect of reducing the net asset value of the Fund. The Investment Adviser pays a fee to each Sub-Investment Adviser for services provided by each Sub-Investment Adviser computed at the annual rate of 0.25% of the average daily net assets of each Sub-Investment Adviser's Separate Investment Account. Each Sub-Investment Adviser, as a non-managing member of the Investment Adviser, is entitled to share in the Investment Adviser's profits, including advisory fees paid to the Investment Adviser.

4. Incentive Fees

     The Fund may pay Incentive Fees to the Investment Adviser at the end of each fiscal period. Incentive Fees are payable to the Investment Adviser from the Fund (out of assets allocated to the Separate Investment Account) based on the independent investment performance of each Separate Investment Account for the fiscal period. The Investment Adviser may be paid an Incentive Fee equal to 20% of each Separate Investment Account's net profit, which is equal to the net realized and unrealized gains or losses and net investment income or loss of the Separate Investment Account for the fiscal period subject to reduction for prior period realized and unrealized losses and net investment loss of the Separate Investment Account that have not previously been offset against its profits. For the year ended September 30, 2006, the Investment Adviser was entitled to an incentive fee of $1,121,015, of which $1,097,586 was payable at September 30, 2006. The Investment Adviser is under no obligation to repay any Incentive Fee or portion thereof previously paid to it by the Fund. Thus, the payment of an Incentive Fee with respect to a Separate Investment Account for a fiscal period will not be reversed by the subsequent decline in assets of that Separate Investment Account in any subsequent fiscal period. The Fund calculates and accrues Incentive Fees daily based on each Separate Investment Account's investment performance. The Fund's net asset value is reduced or increased each day to reflect these calculations. For purposes of calculating the Incentive Fee, expenses of the Fund that are not specifically attributable to any Separate Investment Account are allocated one third to each Separate Investment Account when incurred. Each Sub-Investment Adviser, as a non-managing member of the Investment Adviser, may be entitled to share in the Investment Adviser's profits, including Incentive Fees of the Investment Adviser.

                     Advantage Advisers Multi-Sector Fund I

5.   Shareholder Servicing Fee

     The Fund pays compensation ("Shareholder Servicing Fees") to selected brokers and dealers, including Oppenheimer, that maintain shares for their customers in accordance with the terms of the several selling and servicing agreements between Oppenheimer and the brokers and dealers for the provisions of shareholder services. Shareholder Servicing Fees are payable quarterly at an annual rate of 0.25% of the average daily net asset value of outstanding shares held by the brokers and dealers for their customers.

     Shareholder Servicing Fees during the year ended September 30, 2006 amounted to $207,599, of which $81,016 was earned by Oppenheimer. At September 30, 2006, $51,523 remains payable and is included in accrued expenses in the accompanying statement of assets and liabilities.

6.   Administration Fee

     PFPC Inc. ("PFPC") and its affiliates provide transfer agency, administration, custodial, accounting and investor services to the Fund which are in addition to the services provided by the Investment Adviser, as described above. In consideration for these services, the Fund pays PFPC an administration fee of 0.10% of the Fund's first $200 million of average daily net assets, subject to an annual minimum fee of $100,000.

7.   Indemnifications

     The Fund has entered into several contracts that contain routine indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund has had no claims or payments pursuant to these or prior agreements, and the Fund believes the likelihood of a claim being made is remote.

8.   New Accounting Pronouncements

     On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

     In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of September 30, 2006, the Advantage Advisers Multi-Sector I Fund does not believe the adoption of FAS 157

                    Advantage Advisers Multi-Sector Fund I

8.   New Accounting Pronouncements (continued)

     will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal year.

9.   Securities Transactions

     Aggregate purchases and sales of investment securities, excluding short-term securities, for the year ended September 30, 2006, amounted to $204,938,173 and $220,621,942 respectively. Aggregate purchases and sales of securities sold, not yet purchased, excluding short-term securities, for the year ended September 30, 2006 amounted to $121,446,957 and $116,089,014 respectively.

     For the year ended September 30, 2006, Oppenheimer earned $21,706 in brokerage commissions from portfolio transactions executed on behalf of the Fund. In addition, for the year ended September 30, 2006, Mainsail Group, LLC, and Keefe Bruyette & Woods, Inc., both broker affiliates of Sub-Investment Advisers to the Fund, earned $108,693 and $5,010, respectively, in brokerage commissions from portfolio transactions executed on behalf of the Fund.

10.  Beneficial Interest

     Transactions in shares of beneficial interest were as follows:

                                               Year Ended                     Year Ended
                                            September 30, 2006           September 30, 2005
                                                 Shares                         Shares
                                           ___________________          ___________________

           Shares at beginning of year ...      3,224,185                      4,741,608
           Shares sold ...................        170,617                        128,302
           Shares reinvested .............        249,142                        189,497
           Shares repurchased ............       (835,807)                    (1,835,222)
                                                _________                      _________

           Net increase (decrease) .......       (416,048)                    (1,517,423)
                                                _________                      _________

           Shares at end of year .........      2,808,137                      3,224,185
                                                =========                      =========


     As of September 30, 2006, the Investment Adviser owned 5,937 shares of the Fund.

                     Advantage Advisers Multi-Sector Fund I

11.  Leverage; Borrowing

     The Fund is authorized to borrow money for investment purposes and to meet repurchase requests. To the extent that the Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage was employed. If the Fund's investments decline in value, the loss will be magnified if the Fund has borrowed money to make investments.

     The Act provides that the Fund may not borrow for any purpose if, immediately after doing so, it will have an "asset coverage" of less than 300%. This could prevent the Fund from borrowing to fund the repurchase of shares. For this purpose, an "asset coverage" of 300% means that the Fund's total assets equal 300% of the total outstanding principal balance of indebtedness. The Fund also may be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce its asset level below what is required by the Act or the Fund's borrowing arrangements. For the year ended September 30, 2006, the average daily amount of such borrowings was $284,650, and the daily weighted average annualized interest rate was 4.53%.

12. Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk

     In the normal course of business, the Fund may trade various financial instruments and enter into various investment activities with off-balance sheet risk. These financial instruments may include forward contracts, swaps, swaptions, security index options, options, and securities sold, not yet purchased. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates. Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market value of the securities underlying the financial instruments may be in excess of the amounts recognized in the statement of assets and liabilities.

     The Fund maintains cash in bank deposit accounts, which at times may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on cash deposits.

     Securities sold, not yet purchased represents obligations of the Fund to deliver specified securities and thereby creates a liability to purchase such securities in the market at prevailing prices. Accordingly, these transactions result in off-balance sheet risk, as the Fund's ultimate obligation to satisfy the sale of securities sold, not yet purchased may exceed the amount indicated in the statement of assets and liabilities. Primarily all investments in securities sold, not yet purchased and due from broker are positions with, and amounts due from, the prime broker, Morgan Stanley. Accordingly, the Fund has a concentration of individual counterparty credit risk with the prime broker. The Fund pledges securities in an account at PFPC Trust Company, for the benefit of the prime broker, to meet the margin requirement as determined by the prime broker.

     A swap is a contract under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated, or "notional," amount. Swaps generally can be classified as interest rate swaps, currency swaps, commodity swaps or equity swaps which can also include contracts for difference, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Fund's investment exposure to the particular interest rate, currency, commodity or equity involved. The change in value or swaps, including

                     Advantage Advisers Multi-Sector Fund I

12. Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk (continued)

     the periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

     Most swap agreements entered into by the Fund require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

     The Fund is subject to the market risk associated with changes in the value of the underlying investment or instrument, as well as exposure to credit risk associated with counterparty non-performance on swap contracts. The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive, which may be different than the amounts recorded on the Statement of Assets and Liabilities.

     The unrealized appreciation/depreciation, rather than the contract amount, represents the approximate future cash to be received or paid, respectively.

     The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as common stock.

     When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or index underlying the written option. The exercising of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

                                  Advantage Advisers Multi-Sector Fund I

                      Notes to Financial Statements - September 30, 2006 (continued)

12.  Financial Instruments with Off-Balance Sheet Risk or Concentrations of
     Credit Risk (continued)

     For the year ended September 30, 2006, transactions in written options were as follows:

                                                 Call Options                        Put Options
                                      ______________________________         _____________________________

                                         Number                                 Number
                                      of Contracts         Premium           of Contracts        Premium
                                      ____________       ___________         ____________      ___________

     Beginning balance ..........           299          $ 155,786                 379         $ 103,033
     Options written ............         1,105            303,413               2,863           480,881
     Options expired ............          (132)           (16,488)               (844)         (131,578)
     Options exercised ..........           (90)           (24,880)               (376)          (62,140)
     Options closed .............          (901)          (360,023)             (1,397)         (288,909)
                                          _____           ________              ______         _________
     Options outstanding at
          September 30, 2006 ....           281           $ 57,808                 625         $ 101,287
                                          =====           ========              ======         =========

                     Advantage Advisers Multi-Sector Fund I

13.  Federal Income Tax Information

     Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

     At September 30, 2006, the components of distributable earnings on a tax basis was $1,308,943 of undistributed ordinary income and $4,337,339 of undistributed long term capital gains. The components (excluding paid in capital) were as follows:



     Undistributed ordinary income ..................................         $         0
     Plus/Less: Cumulative Timing Differences .......................              30,719
                                                                               __________
     Accumulated undistributed ordinary income ......................                               $     30,719

     Currently distributable net realized capital gain ..............           5,646,282
     Plus/Less: Cumulative Timing Differences .......................          (2,024,145)
                                                                               __________
     Accumulated undistributable net realized gain ..................                                  3,622,137

     Tax unrealized appreciation ....................................           1,976,476
     Plus/Less: Cumulative Timing Differences .......................           2,024,145
                                                                               __________
     Book unrealized appreciation ...................................                                  4,000,621
                                                                                                    ____________

     Net Assets (excluding paid in capital) .........................                               $  7,653,477
                                                                                                    ============

     The differences between book and tax basis unrealized appreciation is primarily attributable to wash sales.


     In addition, under the provisions of the Internal Revenue Code, the Fund expects to elect to treat $7,839 of foreign currency losses incurred during the period October 1, 2005 to September 30, 2006 as having been incurred in the following fiscal year.

     Net Asset Value ................................................                               $ 70,719,398
     Paid in Capital ................................................                                (63,065,921)
                                                                                                    ____________

     Net Assets (excluding paid in capital) .........................                               $  7,653,477
                                                                                                    ============

     During the fiscal year ended September 30, 2006, the tax character of dividends paid by the Fund was $5,461,907 ordinary income and $1,047,036 long term capital gains.

                                               Advantage Advisers Multi-Sector Fund I

                                   Notes to Financial Statements - September 30, 2006 (continued)

14.  Financial Highlights

                                                                                                                   For the Period
                                                            For the       For the       For the       For the     March 27, 2002 (f)
                                                           Year Ended    Year Ended    Year Ended    Year Ended        through
                                                          September 30, September 30, September 30, September 30,    September 30,
                                                              2006          2005          2004           2003            2002
                                                          _____________ _____________ _____________ _____________ __________________

Net asset value per share, beginning of period ..........   $ 26.21      $ 24.43       $  25.92      $  21.99         $  23.75(a)
                                                            _______      _______       ________      ________         ________
Income from investment operations (b):
     Net investment loss ................................     (0.62)       (0.81)         (0.72)        (1.17)           (0.34)
     Net realized and change in unrealized gain (loss)
          from investment activities and foreign currency
          transactions ..................................      1.78         3.75           0.40          5.10            (1.42)
                                                            _______      _______       ________      ________         ________

          Total income (loss) from investment
             operations .................................      1.16         2.94          (0.32)         3.93            (1.76)
                                                            _______      _______       ________      ________         ________

Distributions to shareholders:
     Realized capital gains .............................     (2.19)       (1.16)         (1.17)            -                -
                                                            _______      _______       ________      ________         ________

          Total distributions to shareholders ...........     (2.19)       (1.16)         (1.17)            -                -
                                                            _______      _______       ________      ________         ________

Net asset value per share, end of period ................   $ 25.18      $ 26.21       $  24.43      $  25.92         $  21.99
                                                            _______      _______       ________      ________         ________

Total return - gross (c)(d) ............................       6.21%       14.47%         (0.91%)       20.54%           (7.41%)
Total return - net (c)(d) ..............................       4.61%       12.25%         (1.51%)       17.87%           (7.41%)
Ratios/supplemental data:

     Net assets (dollars in thousands), end of period ...   $70,719      $84,507       $115,856      $122,749         $ 92,793
     Ratio of expenses to average net assets (e) ........      5.09%        4.96%          3.68%         5.99%            4.21%
     Ratio of expenses without incentive fee to
          average net assets (e) ........................      3.69%        3.30%          3.11%         3.35%            4.21%
     Ratio of incentive fee to average net assets .......      1.40%        1.66%          0.57%         2.64%               -
     Ratio of net investment loss to average net
          assets (e) ....................................     (2.46%)      (3.26%)        (2.80%)       (4.95%)          (2.95%)
     Portfolio turnover (d) .............................       276%         212%           193%          258%             174%
Average debt ratio ......................................      0.36%        0.09%          0.32%         0.22%               -

____________________

(a)  Initial public offering price of $25.00 per share less sales charges of $1.25 per share.

(b)  Per share amounts presented are based on average shares outstanding throughout the periods indicated.

(c)  Total return gross/net of incentive fee is calculated assuming an investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Not annualized for periods of less than one year.

(e)  Annualized for periods of less than one year. The computation of such ratios for an individual shareholder may vary from these ratios due to the timing of capital transactions.

(f)  Commencement of operations.


                     Advantage Advisers Multi-Sector Fund I

         Notes to Financial Statements - September 30, 2006 (concluded)

15.  Subsequent Events

     Subsequent to September 30, 2006 and through November 10, 2006, there were additional subscriptions of $17,100.

                              Advantage Advisers Multi-Sector Fund I

                                 Schedule of Portfolio Investments

                                                                                September 30, 2006
 Shares                                                                             Market Value
 ______                                                                         __________________

          Investments in Securities - 96.39%

          U.S. Common Stock - 94.28%

               Advertising Sales - 0.25%

  3,040             Focus Media Holding, Ltd. - Sponsored ADR*          (a)     $      176,077
                                                                                ______________
               Apparel Manufacturers - 0.93%

 10,170             Polo Ralph Lauren Corp.                             (a)            657,897
                                                                                ______________
               Applications Software - 1.23%

 13,860              Citrix Systems, Inc.*                                             501,871
 19,050              Compuware Corp.*                                                  148,399
 15,420              Quest Software, Inc.*                              (a)            220,198
                                                                                ______________

                                                                                       870,468
                                                                                ______________

               Cellular Telecommunications - 0.14%

 13,270             KongZhong Corp. - Sponsored ADR*                    (a)             96,340
                                                                                ______________

               Commercial Banks - Central U.S. - 0.26%

  3,500             BOK Financial Corp.                                                184,100
                                                                                ______________

               Commercial Banks - Eastern U.S. - 0.36%

  2,100             M&T Bank Corp.                                                     251,916
                                                                                ______________

               Commercial Banks - Western U.S. - 0.36%

  3,800             City National Corp.                                                254,828
                                                                                ______________

               Commercial Services - 0.33%

 12,750             PeopleSupport, Inc.*                                (a)            235,875
                                                                                ______________

               Communications Software - 0.21%

 10,180             Smith Micro Software, Inc.*                         (a)            146,388
                                                                                ______________

               Computer Services - 0.39%

 11,430             Manhattan Associates, Inc.*                                        275,920
                                                                                ______________


            The accompanying notes are an integral part of these financial statements.

                              Advantage Advisers Multi-Sector Fund I

                                                                                September 30, 2006
 Shares                                                                            Market Value
 ______                                                                         __________________

          U.S. Common Stock - (continued)

               Computers - 2.85%

  8,260             Apple Computer, Inc.*                               (a)     $      636,268
 49,510             Gateway, Inc.*                                                      93,574
 18,840             Hewlett-Packard Co.                                 (a)            691,240
  5,820             Research In Motion, Ltd.*                           (a)            597,481
                                                                                ______________

                                                                                     2,018,563
                                                                                ______________


               Computers - Memory Devices - 1.73%

  5,710             EMC Corp.*                                                          68,406
 15,033             msystems, Ltd.*                                     (a)            604,928
 10,210             SanDisk Corp.*                                      (a)            546,643
                                                                                ______________

                                                                                     1,219,977
                                                                                ______________

               Computers - Peripheral Equipment - 0.96%

  8,030             Logitech International S. A. - Sponsored ADR*       (a)            174,733
 20,820             Synaptics, Inc.*                                    (a)            507,383
                                                                                ______________

                                                                                       682,116
                                                                                ______________


               Cosmetics & Toiletries - 0.02%

    600             Bare Escentuals, Inc.*                                              16,290
                                                                                ______________

               Data Processing / Management - 0.93%

    300             Commvault Systems, Inc.*                                             5,400
 11,900             First Data Corp.                                                   499,800
  3,170             Fiserv, Inc.*                                       (a)            149,275
                                                                                ______________

                                                                                       654,475
                                                                                ______________

               Diagnostic Equipment - 0.15%

  5,700             Neurometrix, Inc.*                                                 108,357
                                                                                ______________


            The accompanying notes are an integral part of these financial statements.

                              Advantage Advisers Multi-Sector Fund I


                                                                                September 30, 2006
 Shares                                                                            Market Value
 ______                                                                         __________________

          U.S. Common Stock - (continued)

               Drug Delivery Systems - 2.21%

 60,900             Bentley Pharmaceuticals, Inc.*                   (a)(b)     $      730,800
 50,100             Penwest Pharmaceuticals Co.*                     (a)(b)            834,165
                                                                                ______________

                                                                                     1,564,965
                                                                                ______________

               E-Marketing / Information - 0.26%

  9,880             ValueClick, Inc.*                                                  183,175
                                                                                ______________

               Electric Products - Miscellaneous - 0.12%

  1,050             Emerson Electric Co.                             (a)                88,053
                                                                                ______________

               Electronic Components - Miscellaneous - 0.25%

 53,320             Solectron Corp.*                                 (a)               173,823
                                                                                ______________

               Electronic Components - Semiconductors - 9.16%

 13,770             Advanced Micro Devices, Inc.*                    (a)               342,184
 82,960             ARM Holdings, PLC - Sponsored ADR                (a)               544,218
 35,020             Broadcom Corp., Class A*                         (a)             1,062,507
 59,710             Freescale Semiconductor, Inc., Class A*          (a)             2,271,965
 16,100             Intersil Corp., Class A                          (a)               395,255
 13,845             Monolithic Power Systems, Inc.*                  (a)               130,974
 12,290             Nvidia Corp.*                                    (a)               363,661
  7,620             PortalPlayer, Inc.*                                                 85,954
 13,370             SiRF Technology Holdings, Inc.*                  (a)               320,746
 18,760             Texas Instruments, Inc.                          (a)               623,770
 20,750             Volterra Semiconductor Corp.*                    (a)               337,188
                                                                                ______________

                                                                                     6,478,422
                                                                                ______________



            The accompanying notes are an integral part of these financial statements.

                              Advantage Advisers Multi-Sector Fund I


                                                                                September 30, 2006
 Shares                                                                            Market Value
 ______                                                                         __________________

          U.S. Common Stock - (continued)

               Electronic Measuring Instruments - 0.38%

  5,720             Trimble Navigation, Ltd.*                        (a)        $      269,298
                                                                                ______________

               Energy - Alternate Sources - 0.83%

 27,400             Covanta Holding Corp.*                           (a)               589,922
                                                                                ______________

               Enterprise Software / Services - 1.60%

 26,700             Business Objects S.A. - Sponsored ADR*           (a)               910,203
 12,330             Oracle Corp.*                                    (a)               218,734
                                                                                ______________

                                                                                     1,128,937
                                                                                ______________

               Entertainment Software - 0.72%

 17,477             THQ, Inc.*                                       (a)               509,804
                                                                                ______________

               Fiduciary Banks - 2.65%

 30,000             Bank of New York Co., Inc.                       (a)             1,057,800
  7,200             Mellon Financial Corp.                           (b)               281,520
  8,600             State Street Corp.                                                 536,640
                                                                                ______________

                                                                                     1,875,960
                                                                                ______________

               Finance - Commercial - 1.04%

 15,100             CIT Group, Inc.                                                    734,313
                                                                                ______________

               Finance - Credit Card - 2.41%

 21,700             Capital One Financial Corp.                      (a)(b)          1,706,922
                                                                                ______________

               Finance - Investment Banker / Broker - 1.81%

  2,600             Bear Stearns Cos., Inc.                                            364,260
  5,500             Citigroup, Inc.                                  (b)               273,185
  8,200             Merrill Lynch & Co., Inc.                                          641,404
                                                                                ______________

                                                                                     1,278,849
                                                                                ______________

            The accompanying notes are an integral part of these financial statements.

                                   Advantage Advisers Multi-Sector Fund I


                                                                                          September 30, 2006
 Shares                                                                                      Market Value
 ______                                                                                   __________________

          U.S. Common Stock - (continued)

               Finance - Mortgage Loan / Banker - 2.92%

 20,500             Countrywide Financial Corp.                                           $      718,320
 11,100             Freddie Mac                                                (b)               736,263
 14,900             IndyMac Bancorp Inc.                                       (b)               613,284
                                                                                          ______________

                                                                                               2,067,867
                                                                                          ______________

               Financial Guarantee Insurance - 1.09%

  3,200             AMBAC Financial Group, Inc.                                                  264,800
  6,300             MBIA, Inc.                                                 (b)               387,072
  2,000             MGIC Investment Corp.                                                        119,940
                                                                                          ______________

                                                                                                 771,812
                                                                                          ______________

               Health Care Cost Containment - 1.20%

 16,100             McKesson Corp.                                             (a)               848,792
                                                                                          ______________

               Hospital Beds / Equipment - 0.56%

 12,500             Kinetic Concepts, Inc.*                                                      393,250
                                                                                          ______________

               Industrial Audio & Video Production - 1.08%

 38,356             Dolby Laboratories, Inc., Class A*                         (a)               761,367
                                                                                          ______________

               Industrial Gases - 1.02%

 12,210             Praxair, Inc.                                              (a)               722,344
                                                                                          ______________

               Insurance Brokers - 0.37%

  7,800             AON Corp.                                                                    264,186
                                                                                          ______________

               Internet Content - Entertainment - 0.17%

  8,160             Shanda Interactive Entertainment, Ltd. - Sponsored ADR*    (a)               122,400
                                                                                          ______________

               Investment Management / Advisory Services - 2.76%

 10,600             AllianceBernstein Holding L.P.                             (a)               731,294
 14,400             Amvescap PLC - Sponsored ADR                                                 315,648
 10,300             Eaton Vance Corp.                                                            297,258
  6,000             Legg Mason, Inc.                                                             605,160
                                                                                          ______________

                                                                                               1,949,360
                                                                                          ______________

                 The accompanying notes are an integral part of these financial statements.

                              Advantage Advisers Multi-Sector Fund I


                                                                                September 30, 2006
 Shares                                                                            Market Value
 ______                                                                         __________________

          U.S. Common Stock - (continued)

               Medical - Biomedical / Genetics - 5.59%

 19,600             Alexion Pharmaceuticals, Inc.*                   (a)(b)     $      666,008
 11,100             Amgen, Inc.*                                     (a)               793,983
127,300             Axonyx, Inc.*                                                      114,570
119,200             Cotherix, Inc.*                                                    841,552
  1,200             Genaera Corp.*                                                         480
113,400             Gene Logic, Inc.*                                                  175,770
  3,800             Genzyme Corp.*                                                     256,386
 75,400             Neurobiological Technologies, Inc.*                                179,452
 19,000             Regeneron Pharmaceuticals, Inc.*                                   298,110
133,900             Sonus Pharmaceuticals, Inc.*                                       627,991
                                                                                ______________

                                                                                     3,954,302
                                                                                ______________

               Medical - Drugs - 5.89%

 10,800             AstraZeneca PLC - Sponsored ADR                                    675,000
 15,800             Cephalon, Inc.*                                  (a)(b)            975,650
 19,400             Kos Pharmaceuticals, Inc.*                                         958,748
 27,000             Pharmion Corp.*                                  (b)               581,850
 41,400             Valeant Pharmaceuticals International                              818,892
 12,500             ViroPharma, Inc.*                                                  152,125
                                                                                ______________

                                                                                     4,162,265
                                                                                ______________

               Medical Instruments - 1.56%

 31,400             Bruker Biosciences Corp.*                                          220,114
 23,600             Kyphon, Inc.*                                                      883,112
                                                                                ______________

                                                                                     1,103,226
                                                                                ______________

               Medical Laser Systems - 1.74%

 46,200             Cutera, Inc.*                                    (a)(b)          1,228,458
                                                                                ______________

            The accompanying notes are an integral part of these financial statements.

                              Advantage Advisers Multi-Sector Fund I


                                                                                September 30, 2006
 Shares                                                                            Market Value
 ______                                                                         __________________

          U.S. Common Stock - (continued)

               Multi-Line Insurance - 0.35%

  3,700             American International Group, Inc.                          $      245,162
                                                                                ______________

               Networking Products - 1.49%

 39,350             Cisco Systems, Inc.*                             (a)               905,050
 11,420             Foundry Networks, Inc.*                                            150,173
                                                                                ______________

                                                                                     1,055,223
                                                                                ______________

               Property / Casualty Insurance - 1.53%

  4,300             Arch Capital Group, Ltd.*                                          273,007
 15,600             Chubb Corp.                                                        810,576
                                                                                ______________

                                                                                     1,083,583
                                                                                ______________

               Reinsurance - 0.98%

  7,100             Everest Re Group, Ltd.                           (a)               692,463
                                                                                ______________

               REITS - Mortgage - 0.73%

  7,900             American Home Mortgage Investment Corp.                            275,473
  9,700             KKR Financial Corp.                                                238,038
                                                                                ______________

                                                                                       513,511
                                                                                ______________

               Retail - Discount - 0.33%

  7,620             Dollar Tree Stores, Inc.*                                          235,915
                                                                                ______________

               Retail - Drug Stores - 0.31%

  6,910             CVS Corp.                                        (a)               221,949
                                                                                ______________

               S & L / Thrifts - Eastern U.S. - 1.32%

 49,000             Hudson City Bancorp, Inc.                        (a)               649,250
  7,100             People's Bank / Bridgeport, CT                                     281,231
                                                                                ______________

                                                                                       930,481
                                                                                ______________

               S & L / Thrifts - Western U.S. - 0.38%

  3,500             Golden West Financial Corp.                                        270,375
                                                                                ______________

            The accompanying notes are an integral part of these financial statements.

                                 Advantage Advisers Multi-Sector Fund I


                                                                                     September 30, 2006
 Shares                                                                                 Market Value
 ______                                                                              __________________

          U.S. Common Stock - (continued)

               Semiconductor Components - Integrated Circuits - 0.28%

 12,220             Integrated Device Technology, Inc.*                   (a)        $      196,253
                                                                                     ______________

               Semiconductor Equipment - 4.83%

 28,420             Applied Materials, Inc.                               (a)               503,887
 22,330             ASML Holdings N.V. - NY Registered Shares*            (a)               519,842
 24,180             KLA-Tencor Corp.                                      (a)             1,075,284
  2,670             Lam Research Corp.*                                   (a)               121,031
 34,379             Tessera Technologies, Inc.*                           (a)             1,195,702
                                                                                     ______________

                                                                                          3,415,746
                                                                                     ______________

               Super-Regional Banks - U.S. - 4.82%

 11,700             Bank of America Corp.                                 (b)               626,769
 20,400             U.S. Bancorp                                          (b)               677,688
 21,184             Wachovia Corp.                                        (a)             1,182,067
 25,400             Wells Fargo & Co.                                     (a)(b)            918,972
                                                                                     ______________

                                                                                          3,405,496
                                                                                     ______________

               Telecommunication Equipment - 1.09%

 19,000             Comverse Technology, Inc.*                                              407,360
 68,550             Sonus Networks, Inc.*                                 (a)               360,573
                                                                                     ______________

                                                                                            767,933
                                                                                     ______________

               Telecommunication Equipment - Fiber Optics - 1.21%

 18,090             Corning, Inc.*                                        (a)               441,577
 20,570             Oplink Communications, Inc.*                          (a)               410,989
                                                                                     ______________

                                                                                            852,566
                                                                                     ______________

               Telecommunication Services - 0.86%

 24,110             Global Crossing, Ltd.*                                                  494,255
  4,087             SAVVIS, Inc.*                                         (a)               116,489
                                                                                     ______________

                                                                                            610,744
                                                                                     ______________

               The accompanying notes are an integral part of these financial statements.

                              Advantage Advisers Multi-Sector Fund I


                                                                                September 30, 2006
 Shares                                                                            Market Value
 ______                                                                         __________________

          U.S. Common Stock - (continued)

               Telephone - Integrated - 0.94%

 24,000             Broadwing Corp.*                                            $      302,880
 38,090             Level 3 Communications, Inc.*                                      203,781
 32,360             Xo Holdings, Inc.*                                                 157,917
                                                                                ______________

                                                                                       664,578
                                                                                ______________

               Therapeutics - 7.52%

 26,300             Altus Pharmaceuticals, Inc.*                     (a)               420,011
  5,900             AVANIR Pharmaceuticals, Class A*                                    40,828
 51,900             BioMarin Pharmaceutical, Inc.*                                     738,537
139,600             Dyax Corp.*                                                        464,868
 19,580             Gilead Sciences, Inc.*                           (a)             1,345,146
 93,400             Inspire Pharmaceuticals, Inc.*                                     475,406
140,500             Ista Pharmaceuticals, Inc.*                                        833,165
  3,900             Nuvelo, Inc.*                                                       71,136
 37,700             Onyx Pharmaceuticals, Inc.*                      (b)               651,833
  4,800             Progenics Pharmaceuticals, Inc.*                                   112,608
153,200             Vion Pharmaceuticals, Inc.*                                        166,988
                                                                                ______________

                                                                                     5,320,526
                                                                                ______________

               Transport - Services - 0.58%

  3,780             Fedex Corp.                                      (a)               410,810
                                                                                ______________

               Water Treatment Systems - 0.13%

  4,880             Nalco Holding Co.*                               (a)                90,378
                                                                                ______________

               Web Portals / ISP - 1.17%

 23,580             Rediff.Com India, Ltd. - Sponsored ADR*          (a)               343,561
 19,190             Sina Corp.*                                      (a)               482,628
                                                                                ______________

                                                                                       826,189
                                                                                ______________

            The accompanying notes are an integral part of these financial statements.

                                 Advantage Advisers Multi-Sector Fund I


                                                                                     September 30, 2006
 Shares                                                                                 Market Value
 ______                                                                              __________________

          U.S. Common Stock - (continued)

               Wireless Equipment - 2.94%

 20,010             American Tower Corp., Class A*                        (a)        $      730,365
 37,120             Qualcomm, Inc.                                        (a)             1,349,312
                                                                                     ______________

                                                                                          2,079,677
                                                                                     ______________

                         Total U.S. Common Stock (Cost $62,354,468)                  $   66,671,217
                                                                                     ______________

          France Common Stock - 0.45%

               Entertainment Software - 0.45%

  5,527             UbiSoft Entertainment S.A.*                                             319,682
                                                                                     ______________

                         Total France Common Stock (Cost $272,819)                   $      319,682
                                                                                     ______________

          Germany Common Stock - 0.40%

               Medical - Biomedical / Genetics - 0.40%

 15,000             GPC Biotech AG*                                                  $      283,499
                                                                                     ______________

                         Total Germany Common Stock (Cost $287,165)                  $      283,499
                                                                                     ______________

          Hong Kong Common Stock - 0.48%

               Electric - Generation - 0.03%

 19,043             China Resources Power Holdings Co., Ltd.                                 20,137
                                                                                     ______________

               Electronic Components - Miscellaneous - 0.38%

232,294             AAC Acoustic Technology Holdings, Inc.*                                 268,298
                                                                                     ______________

               Power Conversion / Supply Equipment - 0.07%

 57,820             Harbin Power Equipment Co., Ltd.                                         46,747
                                                                                     ______________

                         Total Hong Kong Common Stock (Cost $303,010)                $      335,182
                                                                                     ______________

          Singapore Common Stock - 0.78%

               Diversified Operations - 0.78%

 59,447             Keppel Corp., Ltd.                                                      554,599
                                                                                     ______________

                         Total Singapore Common Stock (Cost $579,904)                $      554,599
                                                                                     ______________

                         Total Investments in Securities (Cost $63,797,366)          $   68,164,179
                                                                                     ______________


               The accompanying notes are an integral part of these financial statements.

                              Advantage Advisers Multi-Sector Fund I


                                                                                September 30, 2006
Contracts                                                                          Market Value
_________                                                                       __________________

            Purchased Options - 1.89%

            Call Options - 1.71%

                 Drug Delivery Systems - 0.02%

    32                Bentley Pharmaceuticals, Inc., 10/21/06, $10.00               $     6,400
    17                Bentley Pharmaceuticals, Inc., 10/21/06, $12.50                       425
    24                Bentley Pharmaceuticals, Inc., 12/16/06, $12.50                     2,160
    95                Penwest Pharmaceuticals Co., 12/16/06, $22.50                       2,375
                                                                                    ___________

                                                                                         11,360
                                                                                    ___________

                 Finance - Investment Banker / Broker - 0.13%

    61                Citigroup, Inc., 01/19/08, $35.00                                  91,500
                                                                                    ___________

                 Financial Guarantee Insurance - 0.76%

   198                MBIA, Inc., 01/19/08, $35.00                                      540,540
                                                                                    ___________

                 Medical - Biomedical / Genetics - 0.06%

    64                Celgene Corp., 01/20/07, $40.00                                    40,960
                                                                                    ___________

                 Medical - Drugs - 0.05%

    35                Cephalon, Inc., 10/21/06, $60.00                                    9,275
     4                New River Pharmaceuticals, Inc., 10/21/06, $35.00                     400
    57                New River Pharmaceuticals, Inc., 10/21/06, $40.00                     855
     2                New River Pharmaceuticals, Inc., 11/18/06, $35.00                     260
    13                New River Pharmaceuticals, Inc., 11/18/06, $40.00                     260
    13                New River Pharmaceuticals, Inc., 12/16/06, $40.00                     455
    62                Pharmion Corp., 11/18/06, $20.00                                   14,570
    31                Pharmion Corp., 12/16/06, $20.00                                    8,215
                                                                                    ___________

                                                                                         34,290
                                                                                    ___________



            The accompanying notes are an integral part of these financial statements.

                              Advantage Advisers Multi-Sector Fund I


                                                                                September 30, 2006
Contracts                                                                          Market Value
_________                                                                       __________________

            Purchased Options - (continued)

            Call Options - (continued)

                 Medical Laser Systems - 0.06%

    42                Cutera, Inc., 10/21/06, $25.00                                $     9,240
    87                Cutera, Inc., 10/21/06, $30.00                                      1,740
    40                Cutera, Inc., 11/18/06, $25.00                                     13,600
    33                Cutera, Inc., 11/18/06, $30.00                                      4,290
    13                Cutera, Inc., 12/16/06, $25.00                                      4,810
     6                Cutera, Inc., 12/16/06, $30.00                                        930
    25                Cutera, Inc., 03/17/07, $30.00                                      6,875
                                                                                    ___________

                                                                                         41,485
                                                                                    ___________

                 S & L / Thrifts - Western U.S. - 0.00%

    57                Washington Mutual, Inc., 04/21/07, $50.00                           2,280
                                                                                    ___________

                 Semiconductor Components - Integrated Circuits - 0.01%

   408                Maxim Integrated Products, Inc., 11/18/06, $35.00                   6,120
                                                                                    ___________

                 Super-Regional Banks - U.S. - 0.43%

   117                Bank of America Corp., 01/19/08, $40.00                           166,140
   103                U.S. Bancorp, 01/19/08, $20.00                                    138,020
                                                                                    ___________

                                                                                        304,160
                                                                                    ___________

                 Therapeutics - 0.19%

   127                Imclone Sytems, Inc., 10/21/06, $35.00                                635
   121                Onyx Pharmaceuticals, Inc., 11/18/06, $17.50                       21,780
    16                Onyx Pharmaceuticals, Inc., 11/18/06, $20.00                        1,920
    67                Onyx Pharmaceuticals, Inc., 01/20/07, $17.50                       22,110
   258                Onyx Pharmaceuticals, Inc., 01/20/07, $20.00                       63,210
    22                Onyx Pharmaceuticals, Inc., 01/20/07, $25.00                        2,420
    16                Onyx Pharmaceuticals, Inc., 02/17/07, $15.00                        8,800



            The accompanying notes are an integral part of these financial statements.

                              Advantage Advisers Multi-Sector Fund I

                                                                                September 30, 2006
Contracts                                                                          Market Value
_________                                                                       __________________

            Purchased Options -(continued)

            Call Options - (continued)

    28                Onyx Pharmaceuticals, Inc., 02/17/07, $17.50                  $    12,600
                                                                                    ___________

                                                                                        133,475
                                                                                    ___________

                           Total Call Options (Cost $1,114,464)                     $ 1,206,170
                                                                                    ___________


            Put Options - 0.18%

                 Common Trust Fund - 0.00%

    61                Pharmaceutical HOLDRs Trust, 11/18/06, $75.00                       2,440
                                                                                    ___________

                 Internet Content - Entertainment - 0.00%

    41                Netflix, Inc., 10/21/06, $17.50                                       205
                                                                                    ___________

                 Medical - Biomedical / Genetics - 0.00%

    28                Affymetrix, Inc., 11/18/06 $20.00                                   2,520
                                                                                    ___________

                 Medical - Drugs - 0.02%

    60                Elan Corp. PLC - Sponsored ADR, 01/20/07, $15.00                   10,200
    57                Eli Lilly & Co., 01/20/07, $55.00                                   7,125
                                                                                    ___________

                                                                                         17,325
                                                                                    ___________

                 Medical - Generic Drugs - 0.02%

   122                Mylan Laborotories, Inc., 01/20/07, $20.00                         15,250
                                                                                    ___________

                 Medical Instruments - 0.00%

    28                Conceptus, Inc., 11/18/06 $17.50                                    2,380
                                                                                    ___________

                 Registered Investment Company - 0.10%

   224                SPDR Trust Series 1, 12/16/06, $135.00                             69,440
                                                                                    ___________

                 Semiconductor Components - Integrated Circuits - 0.01%

    60                Genesis Microchip, Inc., 10/21/06, $12.50                           5,400
                                                                                    ___________

                 Therapeutics - 0.02%

    49                Imclone Systems, Inc., 10/21/06, $30.00                            11,270
                                                                                    ___________


            The accompanying notes are an integral part of these financial statements.

                              Advantage Advisers Multi-Sector Fund I

                                                                                          September 30, 2006
Contracts                                                                                    Market Value
_________                                                                                 __________________

            Purchased Options -(continued)

            Put Options - (continued)

                 Web Portals / ISP - 0.01%

    76                Netease.com, Inc.-Sponsored ADR, 11/18/06, $15.00                       $      3,800
                                                                                              ____________


                           Total Put Options (Cost $327,202)                                  $    130,030
                                                                                              ____________


                           Total Purchased Options (Cost $1,441,666)                             1,336,200
                                                                                              ____________


                           Total Investments in Securities (Cost $65,239,032) - 98.28% +      $ 69,500,379
                                                                                              ____________


                           Other Assets, Less Liabilities - 1.72% **                             1,219,019
                                                                                              ____________


                           Net Assets - 100.00%                                               $ 70,719,398
                                                                                              ============





(a)  Partially or wholly held in a pledged account by the Custodian as collateral for securities sold, not yet purchased and open written options.

(b)  Security held in connection with an open put or call option contract.

*    Non-income producing security.

**   Includes $8,093,654 invested in a PNC Bank Money Market Account, which is 11.44% of net assets.

ADR  American Depository Receipt

+    Aggregate cost for federal income tax purposes is $67,263,177

     The aggregate gross unrealized appreciation (depreciation) for federal income tax purposes for all portfolio investments is as follows:

            Excess of value over cost                                                           $7,362,731
            Excess of cost over value                                                           (5,125,529)
                                                                                                __________

                                                                                                $2,237,202
                                                                                                ==========


                 The accompanying notes are an integral part of these financial statements.

                     Advantage Advisers Multi-Sector Fund I

                 Schedule of Portfolio Investments - (concluded)


                                                              September 30, 2006
                                                                 Percentage of
                                                                 Net Assets (%)
                                                              __________________

Investments in Securities - By Industry

Advertising Sales .........................................          0.25%
Apparel Manufacturers .....................................          0.93%
Applications Software .....................................          1.23%
Cellular Telecommunications ...............................          0.14%
Commercial Banks - Central U.S. ...........................          0.26%
Commercial Banks - Eastern U.S. ...........................          0.36%
Commercial Banks - Western U.S. ...........................          0.36%
Commercial Services .......................................          0.33%
Communications Software ...................................          0.21%
Computer Services .........................................          0.39%
Computers .................................................          2.85%
Computers - Memory Devices ................................          1.73%
Computers - Peripheral Equipment ..........................          0.96%
Cosmetics & Toiletries ....................................          0.02%
Data Processing / Management ..............................          0.93%
Diagnostic Equipment ......................................          0.15%
Diversified Operations ....................................          0.78%
Drug Delivery Systems .....................................          2.23%
E-Marketing / Information .................................          0.26%
Electric - Generation .....................................          0.03%
Electric Products - Miscellaneous .........................          0.12%
Electronic Components - Miscellaneous. ....................          0.63%
Electronic Components - Semiconductors ....................          9.16%
Electronic Measuring Instruments ..........................          0.38%
Energy - Alternate Sources ................................          0.83%
Enterprise Software / Services ............................          1.60%
Entertainment Software ....................................          1.17%
Fiduciary Banks ...........................................          2.65%
Finance - Commercial ......................................          1.04%
Finance - Credit Card .....................................          2.41%
Finance - Investment Banker / Broker. .....................          1.94%
Finance - Mortgage Loan / Banker ..........................          2.92%
Financial Guarantee Insurance .............................          1.85%
Health Care Cost Containment ..............................          1.20%
Hospital Beds / Equipment .................................          0.56%
Industrial Audio & Video Production .......................          1.08%
Industrial Gases ..........................................          1.02%
Insurance Brokers .........................................          0.37%
Internet Content - Entertainment. .........................          0.17%
Investment Management / Advisory Services .................          2.76%
Medical - Biomedical / Genetics ...........................          6.05%
Medical - Drugs ...........................................          5.96%
Medical - Generic Drugs ...................................          0.02%
Medical Instruments .......................................          1.56%
Medical Laser Systems .....................................          1.80%
Multi-Line Insurance ......................................          0.35%
Networking Products .......................................          1.49%
Power Conversion / Supply Equipment .......................          0.07%
Property / Casualty Insurance .............................          1.53%
Registered Investment Company .............................          0.10%
Reinsurance ...............................................          0.98%
REITS - Mortgage ..........................................          0.73%
Retail - Discount .........................................          0.33%
Retail - Drug Stores ......................................          0.31%
S & L / Thrifts - Eastern U.S. ............................          1.32%
S & L / Thrifts - Western U.S. ............................          0.38%
Semiconductor Components - Integrated Circuits ............          0.30%
Semiconductor Equipment ...................................          4.83%
Super-Regional Banks - U.S. ...............................          5.25%
Telecommunication Equipment ...............................          1.09%
Telecommunication Equipment - Fiber Optics ................          1.21%
Telecommunication Services ................................          0.86%
Telephone - Integrated ....................................          0.94%
Therapeutics ..............................................          7.73%
Transport - Services ......................................          0.58%
Water Treatment Systems ...................................          0.13%
Web Portals / ISP .........................................          1.18%
Wireless Equipment ........................................          2.94%
                                                                    ______

Total Investments in Securities ...........................         98.28%
                                                                    ======

  The accompanying notes are an integral part of these financial statements.

                              Advantage Advisers Multi-Sector Fund I

                          Schedule of Securities Sold, Not Yet Purchased

                                                                                September 30, 2006
 Shares                                                                            Market Value
________                                                                        __________________

            Securities Sold, Not Yet Purchased - (29.03%)

            U.S. Common Stock - (29.03%)

                 Athletic Footwear - (0.24%)

  1,900               Nike, Inc., Class B                                           $ (166,478)
                                                                                    __________

                 Audio / Video Products - (0.20%)

  3,530               SONY Corp.-Sponsored ADR                                        (142,471)
                                                                                    __________

                 Building Products - Wood - (0.44%)

 11,430               Masco Corp.                                                     (313,411)
                                                                                    __________

                 Cable Television - (0.70%)

  5,750               Comcast Corp., Class A                                          (211,888)
 14,280               DIRECTV Group, Inc.                                             (281,030)
                                                                                    __________

                                                                                      (492,918)
                                                                                    __________

                 Capacitors - (0.10%)

  8,870               KEMET Corp.                                                      (71,581)
                                                                                    __________

                 Casino Hotels - (0.50%)

  6,150               Station Casinos, Inc.                                           (355,654)
                                                                                    __________

                 Cellular Telecommunications - (0.29%)

  8,907               Vodafone Group PLC-Sponsored ADR                                (203,614)
                                                                                    __________

                 Coatings / Paint - (0.24%)

  3,050               Sherwin-Williams Co.                                            (170,129)
                                                                                    __________

                 Commercial Banks - Southern U.S. - (1.18%)

 18,800               Bancorpsouth, Inc.                                              (521,888)
  8,500               Regions Financial Corp.                                         (312,715)
                                                                                    __________

                                                                                      (834,603)
                                                                                    __________

                 Commercial Services - Finance - (0.24%)

  5,680               Jackson Hewitt Tax Service, Inc.                                (170,457)
                                                                                    __________


            The accompanying notes are an integral part of these financial statements.

                              Advantage Advisers Multi-Sector Fund I

                                                                                September 30, 2006
 Shares                                                                            Market Value
________                                                                        __________________

            U.S. Common Stock - (continued)

                 Computers - (1.18%)

 36,460               Dell, Inc.                                                    $ (832,746)
                                                                                    __________

                 Computers - Peripheral Equipment - (0.40%)

  4,870               Lexmark International, Inc., Class A                            (280,804)
                                                                                    __________

                 Consumer Products - Miscellaneous - (0.28%)

  8,450               American Greetings Corp., Class A                               (195,364)
                                                                                    __________

                 Cruise Lines - (0.04%)

    570               Carnival Corp.                                                   (26,807)
                                                                                    __________

                 Direct Marketing - (0.28%)

  7,620               Harte-Hanks, Inc.                                               (200,787)
                                                                                    __________

                 Drug Delivery Systems - (0.34%)

 14,700               Alkermes, Inc.                                                  (232,995)
  1,000               Emisphere Technologies, Inc.                                      (8,450)
                                                                                    __________

                                                                                      (241,445)
                                                                                    __________

                 Electronic Components - Miscellaneous - (1.08%)

 24,030               AVX Corp.                                                       (425,091)
 24,330               Vishay Intertechnology, Inc.                                    (341,593)
                                                                                    __________

                                                                                      (766,684)
                                                                                    __________

                 Electronic Components - Semiconductors - (2.53%)

 24,310               Amkor Technology, Inc.                                          (125,440)
 20,250               Fairchild Semiconductor International, Inc.                     (378,675)
 20,070               LSI Logic Corp.                                                 (164,976)
 12,370               Microchip Technology, Inc.                                      (401,035)
 17,140               Micron Technology, Inc.                                         (298,236)
  3,820               STMicroelectronics N.V.                                          (65,933)
 16,240               Xilinx, Inc.                                                    (356,468)
                                                                                    __________

                                                                                    (1,790,763)
                                                                                    __________


            The accompanying notes are an integral part of these financial statements.

                              Advantage Advisers Multi-Sector Fund I

                                                                                September 30, 2006
 Shares                                                                            Market Value
________                                                                        __________________

            U.S. Common Stock - (continued)

                 Enterprise Software / Services - (0.15%)

  1,020               MicroStrategy, Inc., Class A                                  $ (103,867)
                                                                                    __________

                 Entertainment Software - (0.32%)

  4,090               Electronic Arts, Inc.                                           (227,731)
                                                                                    __________

                 Finance - Investment Banker / Broker - (0.17%)

  2,500               JPMorgan Chase & Cos.                                           (117,400)
                                                                                    __________

                 Home Furnishings - (0.15%)

  3,100               American Woodmark Corp.                                         (104,439)
                                                                                    __________

                 Hotels & Motels - (0.06%)

  1,020               Choice Hotels International, Inc.                                (41,718)
                                                                                    __________

                 Instruments - Scientific - (0.88%)

 10,400               Applera Corp. - Applied Biosystems Group                        (344,344)
  6,100               Waters Corp.                                                    (276,208)
                                                                                    __________

                                                                                      (620,552)
                                                                                    __________

                 Internet Content - Entertainment - (0.31%)

  9,720               NetFlix, Inc.                                      (b)          (221,422)
                                                                                    __________

                 Internet Security - (0.47%)

 17,280               Check Point Software Technologies, Ltd.                         (329,184)
                                                                                    __________

                 Machinery - Pumps - (0.22%)

  4,070               Graco, Inc.                                                     (158,974)
                                                                                    __________

                 Medical - Biomedical / Genetics - (0.59%)

  2,300               Affymetrix, Inc.                                   (b)           (49,588)
  6,300               Myriad Genetics, Inc.                                           (155,295)
  9,600               Nektar Therapeutics                                (b)          (138,336)
  1,900               Novavax, Inc.                                                     (7,201)


            The accompanying notes are an integral part of these financial statements.

                              Advantage Advisers Multi-Sector Fund I

                                                                                September 30, 2006
 Shares                                                                            Market Value
________                                                                        __________________

            U.S. Common Stock - (continued)

                 Medical - Biomedical / Genetics - (continued)

    300               Telik, Inc.                                                  $    (5,337)
 12,100               Tercica, Inc.                                                    (64,493)
                                                                                   ___________

                                                                                      (420,250)
                                                                                   ___________

                 Medical - Drugs - (1.69%)

  5,100               Bristol-Meyers Squibb Co.                                       (127,092)
 12,700               Elan Corp. PLC-Sponsored ADR                       (b)          (195,326)
  8,130               Eli Lilly & Co.                                    (b)          (463,410)
  9,780               Merck & Co., Inc.                                  (b)          (409,782)
                                                                                   ___________

                                                                                    (1,195,610)
                                                                                   ___________

                 Medical - Generic Drugs - (0.64%)

 22,440               Mylan Laboratories, Inc.                           (b)          (451,717)
                                                                                   ___________

                 Medical Instruments - (0.50%)

 13,700               Dexcom, Inc.                                                    (152,481)
  4,860               Ventana Medical Systems, Inc.                                   (198,434)
                                                                                   ___________

                                                                                      (350,915)
                                                                                   ___________

                 Medical Products - (0.84%)

  3,600               Baxter International, Inc.                                      (163,656)
  5,800               Cyberonics, Inc.                                   (b)          (101,674)
  4,100               Stryker Corp.                                      (b)          (203,319)
  1,900               Zimmer Holdings, Inc.                              (b)          (128,250)
                                                                                   ___________

                                                                                      (596,899)
                                                                                   ___________

                 Metal - Aluminum - (0.45%)

11,430                Alcoa, Inc.                                                     (320,497)
                                                                                   ___________


            The accompanying notes are an integral part of these financial statements.

                              Advantage Advisers Multi-Sector Fund I

                                                                                      September 30, 2006
 Shares                                                                                  Market Value
________                                                                              __________________

            U.S. Common Stocks - (continued)

                 Multi-Media - (0.66%)

  4,120               E.W. Scripps Co., Class A                                          $  (197,471)
  5,520               Meredith Corp.                                                        (272,302)
                                                                                         ___________

                                                                                            (469,773)
                                                                                         ___________

                 Power Conversion / Supply Equipment - (0.29%)

  4,270               Hubbell, Inc., Class B                                                (204,533)
                                                                                         ___________

                 Printing - Commercial - (0.24%)

  7,310               Valassis Communications, Inc.                                         (129,022)
  1,630               Vistaprint, Ltd.                                                       (42,282)
                                                                                         ___________

                                                                                            (171,304)
                                                                                         ___________

                 Registered Investment Company - (3.00%)

 12,500               Financial Select Sector SPDR Fund                                     (433,250)
  6,300               SPDR Trust Series 1                                                   (841,554)
 15,000               streetTRACKS KBW Bank ETF                                             (849,600)
                                                                                         ___________

                                                                                          (2,124,404)
                                                                                         ___________

                 Retail - Building Products - (0.52%)

 13,210               Lowe's Cos., Inc.                                                     (370,673)
                                                                                         ___________

                 Retail - Discount - (0.16%)

  5,700               Big Lots, Inc.                                                        (112,917)
                                                                                         ___________

                 Retail - Restaurants - (0.69%)

 14,230               Starbucks Corp.                                                       (484,531)
                                                                                         ___________

                 Semiconductor Components-Integrated Circuits - (0.20%)

  1,620               Hittite Microwave Corp.                                                (72,090)
 10,900               Semiconductor Manufacturing International Corp. - Sponsored ADR        (69,651)
                                                                                         ___________

                                                                                            (141,741)
                                                                                         ___________


               The accompanying notes are an integral part of these financial statements.

                              Advantage Advisers Multi-Sector Fund I

                                                                                September 30, 2006
 Shares                                                                            Market Value
________                                                                        __________________

            U.S. Common Stock - (continued)

                 Semiconductor Equipment - (0.69%)

  5,710               Formfactor, Inc.                                             $  (240,562)
  4,760               MKS Instruments, Inc.                                            (96,676)
 11,400               Teradyne, Inc.                                                  (150,024)
                                                                                   ___________

                                                                                      (487,262)
                                                                                   ___________

                 Steel - Producers - (0.62%)

  7,540               United States Steel Corp.                                       (434,907)
                                                                                   ___________

                 Super-Regional Banks - U.S. - (0.37%)

  3,500               KeyCorp                                                         (131,040)
  3,600               National City Corp.                                             (131,760)
                                                                                   ___________

                                                                                      (262,800)
                                                                                   ___________

                 Telecommunication Equipment - (0.35%)

 20,230               Alcatel S.A.-Sponsored ADR                                      (246,401)
                                                                                   ___________

                 Telephone - Integrated - (0.34%)

  6,030               CenturyTel, Inc.                                                (239,210)
                                                                                   ___________

                 Textile - Home Furnishings - (0.36%)

  3,430               Mohawk Industries, Inc.                                         (255,363)
                                                                                   ___________

                 Therapeutics - (0.97%)

  4,100               Amylin Pharmaceuticals, Inc.                       (b)          (180,687)
  1,400               AtheroGenics, Inc.                                               (18,438)
 10,700               AVANIR Pharmeceuticals, Class A                                  (74,044)
  3,800               Genta, Inc.                                                       (2,964)
 12,100               ImClone Systems, Inc.                              (b)          (342,672)
  3,900               Neurocrine Biosciences, Inc.                       (b)           (41,925)
  3,800               Nitromed, Inc.                                                   (12,046)
  2,400               Pharmacyclics, Inc.                                              (11,664)
                                                                                   ___________

                                                                                      (684,440)
                                                                                   ___________


            The accompanying notes are an integral part of these financial statements.

                              Advantage Advisers Multi-Sector Fund I

                                                                                September 30, 2006
 Shares                                                                            Market Value
________                                                                        __________________

            U.S. Common Stock - (continued)

                 Transport - Rail - (0.25%)

  7,620               Genesee & Wyoming, Inc., Class A                             $   (176,936)
                                                                                   ____________

                 Transport - Services - (0.43%)

  3,050               C.H. Robinson Worldwide, Inc.                                    (135,969)
  3,260               Ryder System, Inc.                                               (168,477)
                                                                                   ____________

                                                                                       (304,446)
                                                                                   ____________

                 Transport - Truck - (0.24%)

  3,800               Hunt (J.B.) Transport Services, Inc.                              (78,926)
  5,480               Knight Transportation, Inc.                                       (92,886)
                                                                                   ____________

                                                                                       (171,812)
                                                                                   ____________

                 Web Portals / ISP - (0.55%)

 20,960               EarthLink, Inc.                                                  (152,379)
 14,290               Netease.com, Inc. - Sponsored ADR                  (b)           (233,785)
                                                                                   ____________

                                                                                       (386,164)
                                                                                   ____________

                 Wireless Equipment - (0.40%)

 14,210               Nokia OYJ Corp. - Sponsored ADR                                  (279,795)
                                                                                   ____________

                           Total Securities Sold, Not Yet Purchased
                                (Proceeds $20,293,339) +                           $(20,527,303)
                                                                                   ============


(b)  Security Sold in connection with an open put or call option contract.

+    Aggregate cost for federal income tax purposes is ($20,293,339)

     The aggregate gross unrealized appreciation (depreciation) for federal income tax purposes for all securities sold, not yet purchased is as follows:

            Excess of value over cost                                                $1,015,582
            Excess of cost over value                                                (1,249,546)
                                                                                     __________

                                                                                     $ (233,964)
                                                                                     ==========


            The accompanying notes are an integral part of these financial statements.

                     Advantage Advisers Multi-Sector Fund I

          Schedule of Securities Sold, Not Yet Purchased - (concluded)


                                                              September 30, 2006
                                                                 Percentage of
                                                                 Net Assets (%)
                                                              __________________

Securities Sold, Not Yet Purchased - By Industry

Athletic Footwear .........................................         (0.24%)
Audio / Video Products ....................................         (0.20%)
Building Products - Wood ..................................         (0.44%)
Cable Television ..........................................         (0.70%)
Capacitors ................................................         (0.10%)
Casino Hotels .............................................         (0.50%)
Cellular Telecommunications ...............................         (0.29%)
Coatings / Paint. .........................................         (0.24%)
Commercial Banks - Southern U.S. ..........................         (1.18%)
Commercial Services - Finance .............................         (0.24%)
Computers .................................................         (1.18%)
Computers - Peripheral Equipment ..........................         (0.40%)
Consumer Products - Miscellaneous .........................         (0.28%)
Cruise Lines ..............................................         (0.04%)
Direct Marketing ..........................................         (0.28%)
Drug Delivery Systems .....................................         (0.34%)
Electronic Components - Miscellaneous. ....................         (1.08%)
Electronic Components - Semiconductors ....................         (2.53%)
Enterprise Software / Services ............................         (0.15%)
Entertainment Software ....................................         (0.32%)
Finance - Investment Banker / Broker. .....................         (0.17%)
Home Furnishings ..........................................         (0.15%)
Hotels & Motels ...........................................         (0.06%)
Instruments - Scientific ..................................         (0.88%)
Internet Content - Entertainment. .........................         (0.31%)
Internet Security .........................................         (0.47%)
Machinery - Pumps .........................................         (0.22%)
Medical - Biomedical / Genetics ...........................         (0.59%)
Medical - Drugs ...........................................         (1.69%)
Medical - Generic Drugs ...................................         (0.64%)
Medical Instruments .......................................         (0.50%)
Medical Products ..........................................         (0.84%)
Metal - Aluminum ..........................................         (0.45%)
Multi-Media ...............................................         (0.66%)
Power Conversion / Supply Equipment .......................         (0.29%)
Printing - Commercial .....................................         (0.24%)
Registered Investment Company .............................         (3.00%)
Retail - Building Products ................................         (0.52%)
Retail - Discount .........................................         (0.16%)
Retail - Restaurants ......................................         (0.69%)
Semiconductor Components - Integrated Circuits ............         (0.20%)
Semiconductor Equipment ...................................         (0.69%)
Steel - Producers .........................................         (0.62%)
Super-Regional Banks - U.S. ...............................         (0.37%)
Telecommunication Equipment ...............................         (0.35%)
Telephone - Integrated ....................................         (0.34%)
Textile - Home Furnishings ................................         (0.36%)
Therapeutics ..............................................         (0.97%)
Transport - Rail ..........................................         (0.25%)
Transport - Services ......................................         (0.43%)
Transport - Truck .........................................         (0.24%)
Web Portals / ISP .........................................         (0.55%)
Wireless Equipment ........................................         (0.40%)
                                                                   ________

Total Securities Sold, Not Yet Purchased ..................        (29.03%)
                                                                   ========

   The accompanying notes are an integral part of these financial statements.

                              Advantage Advisers Multi-Sector Fund I

                                    Schedule of Written Options


                                                                                September 30, 2006
Contracts                                                                          Market Value
_________                                                                       __________________

            Written Options - (0.20%)

            Call Options - (0.10%)

                 Finance - Credit Card - (0.02%)

    27                Capital One Financial Corp., 12/16/06, $75.00                 $  (17,820)
                                                                                    __________

                 Finance - Mortgage Loan / Banker - (0.02%)

    40                Freddie Mac., 01/20/07, $65.00                                   (14,400)
                                                                                    __________

                 Medical - Biomedical / Genetics - (0.02%)

    58                Celgene Corp., 01/20/07, $50.00                                  (10,440)
                                                                                    __________

                 Medical - Drugs - (0.02%)

    49                Elan Corp. PLC-Sponsored ADR, 01/20/07, $17.50                    (6,615)
     3                Merck & Co., Inc., 01/20/07, $27.50                               (4,440)
                                                                                    __________

                                                                                       (11,055)
                                                                                    __________

                 Medical Products - (0.01%)

    31                Stryker Corp., 10/21/06, $50.00                                   (4,185)
                                                                                    __________

                 Super-Regional Banks - U.S. - (0.01%)

    73                Wells Fargo & Cos., 10/21/06, $35.00                             (10,950)
                                                                                    __________

                           Total Call Options (Premium $57,808)                        (68,850)
                                                                                    __________

            Put Options - (0.10%)

                 Fiduciary Banks - 0.00%

    35                Mellon Financial Corp., 10/21/06, $37.50                            (875)
                                                                                    __________

                 Finance - Credit Card - (0.01%)

    38                Capital One Financial Corp., 12/16/06, $70.00                     (3,800)
                                                                                    __________

                 Finance - Mortgage Loan / Banker - (0.02%)

    69                Indymac Bancorp, Inc., 01/20/07, $40.00                          (16,560)
                                                                                    __________

                 Finance - Other Services - (0.02%)

    40                Intercontinental Exchange, Inc., 12/16/06, $70.00                (16,800)
                                                                                    __________


            The accompanying notes are an integral part of these financial statements.

                              Advantage Advisers Multi-Sector Fund I

                                                                                September 30, 2006
Contracts                                                                          Market Value
_________                                                                       __________________

            Written Options - (continued)

            Put Options - (continued)

                 Medical - Biomedical / Genetics - (0.02%)

    23                Affymetrix, Inc., 10/21/06, $20.00                            $   (1,265)
    47                Alexion Pharmaceuticals, Inc., 11/18/06, $30.00                   (2,585)
    99                Nektar Therapeutics, 10/21/06, $15.00                            (11,385)
                                                                                    __________

                                                                                       (15,235)
                                                                                    __________

                 Medical - Drugs - (0.01%)

    33                Cephalon, Inc., 10/21/06, $55.00                                    (495)
    23                Elan Corp. PLC-Sponsored ADR, 01/20/07, $10.00                    (1,035)
    21                Pharmion Corp., 10/21/06, $17.50                                    (315)
    25                Pharmion Corp., 11/18/06, $17.50                                    (750)
     2                Pharmion Corp., 11/18/06, $20.00                                    (170)
    31                Pharmion Corp., 12/16/06, $17.50                                  (1,395)
     2                Pharmion Corp., 12/16/06, $20.00                                    (220)
                                                                                    __________

                                                                                        (4,380)
                                                                                    __________

                 Medical Products - (0.02%)

    62                Cyberonics, Inc., 10/21/06, $17.50                                (4,650)
    34                Zimmer Holdings, Inc., 10/21/06, $70.00                          (10,200)
                                                                                    __________

                                                                                       (14,850)
                                                                                    __________

                 Therapeutics - 0.00%

    23                Amylin Pharmaceuticals, Inc., 10/21/06, $40.00                    (1,380)
    18                Neurocrine Biosciences, Inc., 10/21/06, $10.00                      (540)
                                                                                    __________

                                                                                        (1,920)
                                                                                    __________

                           Total Put Options (Premium $101,287)                        (74,420)
                                                                                    __________

                           Total Written Options (Premium $159,095) +               $ (143,270)
                                                                                    ==========


            The accompanying notes are an integral part of these financial statements.

                              Advantage Advisers Multi-Sector Fund I

                            Schedule of Written Options - (concluded)


+    Aggregate cost for federal income tax purposes is $159,095

     The aggregate gross unrealized appreciation (depreciation) for federal income tax purposes for all written options is as follows:

            Excess of value over cost                                                  $35,024
            Excess of cost over value                                                  (19,199)
                                                                                       _______

                                                                                       $15,825
                                                                                       =======


                                                              September 30, 2006
                                                                Percentage of
                                                                Net Assets (%)
                                                              __________________

Written Options - By Industry

Finance - Credit Card .....................................         (0.03%)
Finance - Mortgage Loan / Banker ..........................         (0.04%)
Finance - Other Services ..................................         (0.02%)
Medical - Biomedical / Genetics ...........................         (0.04%)
Medical - Drugs ...........................................         (0.03%)
Medical Products ..........................................         (0.03%)
Super-Regional Banks - U.S. ...............................         (0.01%)
                                                                    _______

Total Written Options .....................................         (0.20%)
                                                                    =======


   The accompanying notes are an integral part of these financial statements.

                                   Advantage Advisers Multi-Sector Fund I

                                         Schedule of Swap Contracts

                                                                                      September 30, 2006
                                                                                   Unrealized Appreciation/
                                                                                        (Depreciation)
                                                                                   ________________________

            Swap Contracts - (0.06%)

                 E-Commerce / Products - (0.01%)

 7,046                Daum Communications Corp.                                          $   (9,302)
                                                                                         __________

                 E-Commerce / Services - 0.00%

    73                Esang Networks Co., Ltd.                                                  (44)
                                                                                         __________

                 E-Services / Consulting - 0.00%

 2,760                CDNetworks Co., Ltd.                                                   (1,660)
                                                                                         __________

                 Electronic Components - Miscellaneous - (0.01%)

28,575                Hon Hai Precision Industry Co., Ltd.                                   (3,947)
                                                                                         __________

                 Electronic Components - Semiconductors - 0.00%

     1                Mediatek, Inc.                                                              6
                                                                                         __________

                 Power Conversion / Supply Equipment - (0.01%)

63,848                Delta Electronics, Inc.                                                (9,228)
                                                                                         __________

                 Semiconductor Components - Integrated Circuits - (0.01%)

77,143                Powertech Technology, Inc.                                             (7,351)
                                                                                         __________

                 Web Portals / ISP - (0.02%)

 3,714                NHN Corp.                                                             (11,032)
                                                                                         __________

            Net Unrealized depreciation on Swap Contracts                                $  (42,558)
                                                                                         ==========


                                                                                    September 30, 2006
                                                                                Percentage of Net Assets ( % )
                                                                                ______________________________

Swap Contracts - By Industry

E-Commerce / Products                                                                      (0.01%)
E-Commerce / Services                                                                       0.00%
E-Services / Consulting                                                                     0.00%
Electronic Components - Miscellaneous                                                      (0.01%)
Electronic Components - Semiconductors                                                      0.00%
Power Conversion / Supply Equipment                                                        (0.01%)
Semiconductor Components - Integrated Circuit                                              (0.01%)
Web Portals / ISP                                                                          (0.02%)
                                                                                           _______

                                                                                           (0.06%)
                                                                                           =======


               The accompanying notes are an integral part of these financial statements.

                     Advantage Advisers Multi-Sector Fund I

                            Supplemental Information

                                  (Unaudited)


I.   Proxy Voting

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling Oppenheimer Asset Management Inc. collect at 212-667-4225 and at the Securities and Exchange Commission website at http://www.sec.gov.

     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available, without charge, upon request, by calling Oppenheimer Asset Management Inc. collect at 212-667-4225 and at the Securities and Exchange Commission website at http://www.sec.gov.

II.  Repurchase of Units

     At the end of each quarter, the Fund will repurchase at least 5% of the number of shares outstanding on the date repurchase requests are due. The Board may establish a larger percentage for any quarterly repurchase offer. However, the percentage will not be less than 5% or more than 25% of the shares outstanding on the date repurchase requests are due. The Fund has adopted the following fundamental policies with respect to its share repurchases which may only be changed by a majority vote of the outstanding voting securities of the Fund:

     o Every three months, the Fund will make periodic share repurchase offers each calendar quarter (in March, June, September, December), pursuant to Rule 23c-3 under the Act, as it may be amended from time to time.

     o The repurchase request due dates will be the Wednesday immediately preceding the third Friday of the last month of each calendar quarter (or the prior business day if that day is a New York Stock Exchange holiday).

     o There will be a maximum 14-day period between the due date for each repurchase request and the date on which the Fund's net asset value for that repurchase is determined.

III. Portfolio Holdings

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and (iii) the Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

IV.  Dividends

     For the fiscal year ended September 30, 2006, certain dividends paid by the Fund may qualify for the corporate dividends received deduction. Of the ordinary income distributions paid during the fiscal year, 16.44% qualify for the corporate dividends received deduction.

                     Advantage Advisers Multi-Sector Fund I

                                  (Unaudited)

For the fiscal year ended September 30, 2006, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Act of 2003. Of the ordinary income distributions paid during the fiscal year, 15.49% may be considered qualified dividend income.

                     Advantage Advisers Multi-Sector Fund I

                                 Fund Management

                                   (Unaudited)

Information pertaining to the Trustees is set forth below. The Statement of Additional Information (SAI) includes additional information about the Fund is available without charge, upon request, by calling Oppenheimer Asset Management Inc. collect at (212) 667-4225.

Independent Trustees

                                                                                                                        Number of
                                                                                                                      Portfolios in
                               Term of Office                                                                          Fund Complex
Name, Age, Address and         and Length of                  Principal Occupation(s) During Past 5 Years              Overseen by
Position(s) with the Fund       Time Served                Other Trusteeships/Directorships Held by Trustee             Trustees
_________________________   ____________________  __________________________________________________________________  _____________

Luis Rubio, 51                   Indefinite;      President of Centro de Investigacion Para el Desarrollo, A.C.             9
c/o Oppenheimer Asset              Since          (Center of Research Development) (2000 to present) and Director
Management Inc.                   May 2003        of same 1984 - 2000); Adjunct Fellow of the Center for Strategic
200 Park Avenue                                   and International Studies; Director of The Asia Tigers Fund,
New York, NY 10166                                Inc. and The India Fund, Inc.*; Manager of Advantage Advisers
Trustee                                           Augusta Fund, L.L.C., Advantage Advisers Catalyst International,
                                                  Ltd., Advantage Advisers Technology Partners, L.L.C., Advantage
                                                  Advisers Technology International, Ltd., Advantage Advisers
                                                  Troon Fund, L.L.C., Advantage Advisers Whistler Fund, L.L.C.,
                                                  Advantage Advisers Whistler International, Ltd. and Advantage
                                                  Advisers Xanthus Fund, L.L.C., which are affiliates. Director of
                                                  Empresas Ica SA de CV, a Mexican construction company (since
                                                  2006).

Janet L. Schinderman, 55         Indefinite;      Associate Dean for Special Projects and Secretary to the Board of         5
c/o Oppenheimer Asset              Since          Overseers at Columbia Business School from 1990 until June 2006;
Management Inc.                   May 2003        Manager of Advantage Advisers Augusta Fund, L.L.C., Advantage
200 Park Avenue                                   Advisers Troon Fund, L.L.C., Advantage Advisers Whistler Fund,
New York, NY 10166                                L.L.C., and Advantage Advisers Xanthus Fund L.L.C., which are
Trustee                                           affiliates.

Lawrence Becker, 51              Indefinite;      Private investor in real estate investment management concerns.           5
c/o Oppenheimer Asset              Since          From February 2000 through June 2003, he was V.P.-Controller/
Management Inc.                 October 2003      Treasurer for National Financial Partners, which specializes in
200 Park Avenue                                   financial services distribution. Prior to that, Mr. Becker was a
New York, NY 10166                                Managing Director-Controller/Treasurer of Oppenheimer Capital
Trustee                                           and its Quest for Value Funds. (Oppenheimer Capital is not
                                                  affiliated with Oppenheimer Asset Management Inc.). Mr. Becker is a licensed CPA. He serves as the treasurer of The France Growth
                                                  Fund, Inc.; Director of the Asia Tigers Fund, Inc. and The India
                                                  Fund Inc.*; Manager of Advantage Advisers Augusta Fund, L.L.C.,
                                                  Advantage Advisers Troon Fund, L.L.C., Advantage Advisers
                                                  Whistler Fund, L.L.C., and Advantage Advisers Xanthus Fund,
                                                  L.L.C., which are affiliates.

                     Advantage Advisers Multi-Sector Fund I

                                   (Unaudited)

Independent Trustees (continued)

                                                                                                                        Number of
                                                                                                                      Portfolios in
                               Term of Office                                                                          Fund Complex
Name, Age, Address and         and Length of                  Principal Occupation(s) During Past 5 Years              Overseen by
Position(s) with the Fund       Time Served                Other Trusteeships/Directorships Held by Trustee             Trustees
_________________________   ____________________  __________________________________________________________________  _____________

James E. Buck, ***70         Indefinite; Since    Retired: Senior Vice President and Corporate Secretary of the New         5
c/o Oppenheimer Asset            July 2006        York Stock Exchange, Inc. (the "Exchange") and the subsidiaries
Management Inc.                                   of the Exchange including the NYSE Foundation. Mr. Buck is
200 Park Avenue                                   a Director of Advantage Advisers Augusta Fund, L.L.C. and
New York, NY 10116                                Advantage Advisers Troon Fund, L.L.C., Manager of Advantage
Manager                                           Advisers Whistler Fund, L.L.C. and Advantage Advisers Xanthus
                                                  Fund, L.L.C., which are affiliates.

Jesse H. Ausubel, ***55      Indefinite; Since    Director, Program for the Human Environment and Senior Research           5
c/o Oppenheimer Asset            July 2006        Associate, The Rockefeller University (1993 to present); Director,
Management Inc.                                   Richard Lounshery Foundation (1998 to present); Program Director,
200 Park Avenue                                   Alfred P. Sloan Foundation (1994 to present); Adjunct Scientist,
New York, NY 10116                                Woods Hole Oceanographic Institution (1990 to present). Mr.
Manager                                           Ausubel is a Director of Advantage Advisers Augusta Fund,
                                                  L.L.C. and Advantage Advisers Troon Fund, L.L.C., Manager of
                                                  Advantage Advisers Whistler Fund, L.L.C., and Advantage Advisers
                                                  Xanthus Fund, L.L.C., which are affiliates.

Interested Trustee

                                                                                                                        Number of
                                                                                                                      Portfolios in
                               Term of Office/                                                                         Fund Complex
Name, Age, Address and          Length Time                   Principal Occupation(s) During Past 5 Years              Overseen by
Position(s) with the Fund          Served                        Other Directorships Held by Trustee                    Trustees
_________________________   ____________________  __________________________________________________________________  _____________

Bryan McKigney,** 48,            Indefinite;      Mr. McKigney is a Managing Director and the Chief Administrative          5
c/o Oppenheimer Asset           Trustee since     Officer of Oppenheimer Asset Management Inc. He has been in
Management Inc.               December 1, 2004;   the financial services industry since 1981 and has held various
200 Park Avenue                 President and     management positions at Canadian Imperial Bank of Commerce
New York, NY 10166                CEO since       (1993 - 2003) and the Chase Manhattan Bank N.A. (1981 - 1993).
Trustee, President, CEO      September 23, 2004   He serves as Manager of Advantage Advisers Augusta Fund, L.L.C.,
                                                  Advantage Advisers Multi-Sector Fund I, Advantage Advisers
                                                  Troon Fund, L.L.C., Advantage Advisers Whistler Fund, L.L.C., and
                                                  Advantage Advisers Xanthus Fund, L.L.C., which are affiliates.

                     Advantage Advisers Multi-Sector Fund I

                                   (Unaudited)

Fund Officers

     In accordance with the Declaration of Trust, the Board has selected the following persons to serve as officers of the Fund:

                               Term of Office
Name, Address, (1) Age and     And Length of                             Principal Occupation(s)
Position(s) with the Fund       Time Served                               During Past 5 Years
__________________________  ____________________  __________________________________________________________________

Vineet Bhalla, 46,               One year;        Mr. Bhalla has been a Senior Vice President at Oppenheimer Asset
Chief Financial Officer            Since          Management since May 2005. From July 2002 to May 2005, he
                               July 27, 2005.     was an Assistant Vice President at Zurich Capital Markets Inc., a
                                                  Director of the Client Service Group at GlobeOp Financial Services,
                                                  and a Senior Consultant at Capital Markets Company. Prior to
                                                  that, he was a Vice President at Blackrock Financial Management
                                                  since June 1999. Mr. Bhalla is a Certified Public Accountant. He
                                                  graduated with an MBA from Saint Mary's University, Halifax,
                                                  Canada in 1986.

Stephen C. Beach, 53,            One year;        Since February 2005, Mr. Beach has been the Chief Compliance
Chief Compliance Officer           Since          Officer for Oppenheimer Asset Management. Prior to that, he had
                              March 18, 2005.     his own law firm with a focus on mutual funds, investment advisers and general securities law, beginning in 2001. Mr. Beach obtained an LL.M. in Taxation at Temple University School of Law during the period 1999 - 2001.

Deborah Kaback, 55               One year;        Ms. Kaback has been a Senior Vice President at Oppenheimer Asset
Chief Legal Officer and            Since          Management since June 2003. She was Executive Director of CIBC
Vice President                 July 23, 2003      World Markets Corp. from July 2001 through June 2003. Prior to that, she was Vice-President and Senior Counsel of Oppenheimer
                                                  Funds, Inc. from November 1999 through July 2001. Prior to that, she was Senior Vice President and Deputy General Counsel at
                                                  Oppenheimer Capital from April 1989 through November 1999.

                     Advantage Advisers Multi-Sector Fund I

                         Fund Management - (concluded)

                                  (Unaudited)


                               Term of Office
Name, Address, (1) Age and     And Length of                            Principal Occupation(s)
Position(s) with the Fund       Time Served                               During Past 5 Years
__________________________  ____________________  __________________________________________________________________

Bryan McKigney, 48,           One year term for   Mr. McKigney is a Managing Director and the Chief
c/o Oppenheimer Asset           President and     Administrative Officer of Oppenheimer Asset Management Inc.
Management Inc.                  CEO; since       He has been in the financial services industry since 1981 and has
200 Park Avenue              September 23, 2004.  held various management positions at Canadian Imperial Bank
New York, NY 10166           Indefinite term for  of Commerce (1993 - 2003) and the Chase Manhattan Bank N.A.
President, CEO, and            Trustee; since     (1981 - 1993). He serves as Manager of Advantage Advisers
Trustee                       December 1, 2004;   Augusta Fund, L.L.C., Advantage Advisers Multi-Sector Fund I,
                                                  Advantage Advisors Troon Fund, L.L.C., Advantage Advisers
                                                  Whistler Fund, L.L.C., and Advantage Advisers Xanthus Fund,
                                                  L.L.C., which are affiliates.


*    Effective December 4, 2005, The Asia Tigers Fund, Inc. and The India Fund, Inc. were no longer affiliated with
     Oppenheimer.

**   "Interested Person" of the Fund as defined in the 40 Act. Mr. McKigney is an interested person due to his position as President and Chief Executive Officer of the Fund and as a Managing Director and the Chief
     Administrative Officer of Oppenheimer Asset Management Inc., which is a corporate parent of the managing member of the Investment Adviser.

***  James Buck and Jesse Ausubel were nominated as trustees at the Board meeting, held on March 1, 2006 and were elected by the shareholders of the Fund at a meeting held on July 24, 2006.

(1)  The address of each officer is c/o Oppenheimer Asset Management, 200 Park Avenue, 24th Floor, New York, New
     York 10166.

(2)  Officers are not compensated by the Fund.

                                                        [ADVANTAGE ADVISERS
                                                       MULTI-SECTOR FUND I LOGO]







                                                                Annual
                                                         Financial Statements
                                                          For the Year Ended
                                                          September 30, 2006







These financial statements are intended
only for the information of shareholders or those who have received the prospec-tus for shares of Advantage Advisers
Multi-Sector Fund I which contains
information about the sales charges,
fees and other costs.



       Principal Distributor:
       Oppenheimer & Co. Inc.
          200 Park Avenue
            24th Floor
         New York, NY 10166

Item 2. Code of Ethics.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee, Lawrence Becker, and that Mr. Becker is "independent." Lawrence Becker was elected as a non-interested trustee and Chairman of the Audit Committee at a meeting of the board of trustees held on October 29, 2003.


Item 4. Principal Accountant Fees and Services.

Audit Fees
__________

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $144,450 for 2005 and $151,673 for 2006. Such audit fees include fees associated with the annual audits and fees for providing a report on form N-SAR.

Audit-Related Fees
__________________

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $5,000 for 2005 and $5,000 for 2006. Audit related fees principally include fees associated with reviewing and providing comments on semi-annual statements.

Tax Fees
________

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $40,000 for 2005 and $20,000 for 2006. Tax fees include fees for tax compliance services and assisting management in the preparation of tax estimates.

All Other Fees
______________

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2005 and $0 for 2006.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         The registrant's Audit Committee Charter provides that the Audit Committee shall pre-approve, to the extent required by applicable law, all audit and non-audit services that the registrant's independent auditors provide to the registrant and (ii) all non-audit services that the registrant's independent auditors provide to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the registrant's investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.


  (e)(2) The percentage of services described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

              (b) 100%

              (c) 100%

              (d) 0%

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $393,254 for 2005 and $343,769 for 2006.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


Item 5. Audit Committee of Listed registrants.

Not applicable.


Item 6. Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.


                         Alkeon Capital Management, LLC

                      Proxy Voting Policies and Procedures

                            As of September 30, 2006

Alkeon has entered into an agreement with Institutional Shareholder Services ("ISS"), an independent third party, for ISS to provide Alkeon with its research on proxies and to facilitate the electronic voting of proxies. Alkeon has adopted ISS's proxy voting policies in order to ensure that it votes proxies in the best interests of its clients. Alkeon has instructed ISS to vote all proxies in accordance with this policy, unless instructed by Alkeon to vote otherwise.

Alkeon generally votes in favor of routine corporate housekeeping proposals, such as proposals to ratify auditors and reasonably crafted shareholder proposals calling for directors to be elected with an affirmative majority of votes. For all other proposals, Alkeon will vote in accordance with the proxy voting guidelines adopted by ISS.

Clients may obtain a copy of the Proxy Procedures and information about how Alkeon voted a client's proxies by contacting Greg Jakubowsky via e-mail at gjakubowsky@alkeoncapital.com or by telephone at (212) 389-8710.

KBWAM Proxy Voting Policies and Procedures

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When KBWAM has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures. In fulfilling its obligations to its clients, KBWAM will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide KBWAM with a statement of proxy voting policy. In these situations, KBWAM will generally seek to comply with such policy to the extent it would not be inconsistent with the fiduciary responsibility of KBWAM. KBWAM has delegated the duties with respect to voting proxies to Michael O'Brien ("Proxy Manager"). Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client that has delegated proxy voting responsibility to KBWAM. The Proxy Manager will process proxy votes on behalf of clients that have properly delegated such responsibility.


HOW KBWAM VOTES PROXIES

FIDUCIARY CONSIDERATIONS. All proxies received by KBWAM will be voted based upon KBWAM's instructions and/or policies. As a matter of policy, the officers, directors and employees of KBWAM will not be influenced by outside sources whose interests conflict with the interests of clients.

CONFLICTS OF INTEREST. All conflicts of interest will be resolved in the interests of the clients. KBWAM is an affiliate of KBW, a full service broker-dealer and makes its best efforts to avoid conflicts of interest. KBWAM does not consult with, or keep track of the business relations or affiliations of KBW. KBWAM does not communicate to KBW any issues regarding proxy voting. In situations where KBWAM perceives a material conflict of interest, KBWAM will disclose the conflict to the relevant clients. All votes submitted by KBWAM on behalf of its clients are not biased in any way by other clients of KBWAM. For example, the fact that XYZ Corporation is a client of KBWAM does not impact the proxy voting of XYZ stock that may be held in the portfolios of other clients. All proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power (unless otherwise directed by a client with respect to that client's stock.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS. One of the primary factors KBWAM considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor which KBWAM considers in determining how proxies should be voted. However, KBWAM does not consider recommendations from management to be determinative of KBWAM's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and KBWAM will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

PROXY MANAGER. The Proxy Manager shall designate one or more employees of KBWAM (each a "designated employee") to review each proxy received by KBWAM. The Proxies will be reviewed upon receipt as well as any agendas, materials and recommendations. KBWAM has retained the services of ADP-Proxy Edge to provide a proxy voting system that will ensure timely and accurate electronic delivery of shareholder meeting notifications and ballots and organization of upcoming meetings scheduled for companies whose securities are held by KBWAM's clients.


GENERAL PROXY VOTING GUIDELINES

KBWAM has adopted general guidelines for voting proxies as summarized below. Although these guidelines are to be followed as a general policy, in all cases each proxy will be considered based on the relevant facts and circumstances. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can KBWAM anticipate all future situations.


DISCLOSURE TO CLIENTS

KBWAM shall, on an annual basis, provide clients with a concise summary of KBWAM's proxy voting process, and upon request, to provide clients with a copy of these Proxy Voting Policies and Procedures, and state how they can obtain information from KBWAM regarding how their securities were voted.


KBWAM'S PROXY VOTING POLICIES AND PROCEDURES

The following guidelines reflect what KBWAM believes to be good corporate governance and behavior:

Board of Directors. The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. KBWAM supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. KBWAM will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. KBWAM will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, KBWAM will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. KBWAM evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance.

Ratification of Auditors. KBWAM will examine the role and performance of auditors. On a case-by-case basis, KBWAM will examine proposals relating to non-audit relationships and non-audit fees. KBWAM will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

Management & Director Compensation. A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. KBWAM evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. KBWAM will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. KBWAM will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although KBWAM will generally oppose "golden parachutes" that are considered excessive. KBWAM will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders. KBWAM will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans, and will continue to closely monitor any future developments in this area.

Anti-Takeover Mechanisms and Related Issues. KBWAM generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, KBWAM may vote with management when the proposal is not onerous and would not harm Clients' interests as stockholders. KBWAM generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. KBWAM will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. KBWAM will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, KBWAM generally opposes any supermajority voting requirements as well as the payment of "greenmail." KBWAM usually supports "fair price" provisions and confidential voting.

Changes to Capital Structure. KBWAM realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. KBWAM will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. KBWAM will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. KBWAM will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. KBWAM will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring. Mergers and acquisitions will be subject to review by the Proxy Manager to determine whether they would be beneficial to shareholders. KBWAM will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and Corporate Policy Issues. As a fiduciary, KBWAM is primarily concerned about the financial interests of its Clients. KBWAM will generally give management discretion with regard to social, environmental and ethical issues although KBWAM may vote in favor of those issues that are believed to have significant economic benefits or implications.

PROXY PROCEDURES

The Proxy Manager is fully aware of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, KBWAM understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, KBWAM will attempt to process every vote it receives for all proxies. However, there may be situations in which KBWAM cannot vote proxies. (i.e., if the cost of voting a proxy outweighs the benefit of voting, the Proxy Manager may refrain from processing that vote.) Additionally, the Proxy Manager may not be given enough time to process the vote. (i.e., the Proxy Manager receives a meeting notice too late.) In addition, if KBWAM has outstanding sell orders, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although KBWAM may hold shares on a company's record date, should it sell them prior to the company's meeting date, KBWAM ultimately may decide not to vote those shares.

KBWAM may vote against an agenda item where no further information is provided. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, KBWAM may vote against the item to send a message to the company that if it had provided additional information, KBWAM may have voted in favor of that item. KBWAM may also enter an "abstain" vote on the election of certain directors from time to time based on individual situations, particularly where KBWAM is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out KBWAM's proxy policy: All proxy materials received will be reviewed immediately by the Proxy Manager or designated employee. The Proxy Manager or designated employee will compile information on each proxy upon receipt of any agendas, materials, reports or other information. In determining how to vote, the Proxy Manager will consider the general guidelines described in its proxy policy, their in-depth knowledge of the company, any readily available information and research about the company. The Proxy Manager is responsible for maintaining the documentation that supports KBWAM's voting position, especially as to non-routine, materially significant or controversial matters. Such documentation may include comments recorded on the proxy voting system describing the position it has taken, why that position is in the best interest of its Clients, an indication of whether it supported or did not support management and any other relevant information. After the proxy is completed but before it is returned to the issuer and/or its agent, the

Proxy Manager may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including the review for any conflict of interest. The Proxy Manager prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Manager sends one copy to the client, and retains a copy in the client's file. While many Clients prefer quarterly or annual reports, the Proxy Manager will provide reports for any timeframe requested by a client.

The Proxy Manager is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Manager has retained ADP-Proxy Edge to support this function. All records will be retained for at least five years. Clients may request copies of their proxy voting records by calling the Proxy Manager at 1-212-887-2001, or by sending a written request to: KBW Asset Management, Inc.; 787 Seventh Avenue, 6th Floor, N.Y., N.Y. 1-10019. Attention: Proxy Manager. Clients may request additional copies by calling the number above. In addition, the Compliance Officer is responsible for ensuring that the proxy voting policies, procedures and records of KBWAM are available as required by law and is responsible for overseeing the filing of such policies and procedures with the SEC.

                                  PROXY VOTING

     The Firm instructs each custodian for a Client Account to deliver to the Firm all proxy solicitation materials that the custodian receives for that Client Account. The Firm reviews the securities held in its Client Accounts on a regular basis to confirm that the Firm receives copies of all proxy solicitation materials concerning such securities. The Firm marks each proxy solicitation with the date it is received by the Firm.

     After carefully considering all proxy solicitation materials and other available facts, the Firm votes all proxies on behalf of Client Accounts, except when it abstains from voting, as described below. The Proxy Control Officer makes all voting decisions on behalf of a Client Account based solely on the Proxy Control Officer's determination of the best interests of that Client Account. The Proxy Control Officer consults with the Compliance Officer, however, before making any voting decision involving issues that the Proxy Control Officer believes are unusual or controversial. The Firm uses reasonable efforts to respond to each proxy solicitation by the deadline for such response.

     The Proxy Control Officer or the Compliance Officer may designate an appropriate Employee to be responsible for insuring that all proxy statements are received and that the Firm responds to them in a timely manner.

     A. Company Information.
        ___________________

     If the Firm is considering voting a proxy, it reviews all proxy solicitation materials it receives concerning securities held in a Client Account. The Firm evaluates all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when the Firm considers it appropriate and when it is reasonably available.

     B. Proxy Voting Policies.
        _____________________

     1. The Firm votes FOR a proposal when it believes that the proposal serves the best interests of the Client Account whose proxy is solicited because, on balance, the following factors predominate:

          a. The proposal would have a positive economic effect on shareholder value;

          b. The  proposal   would  pose  no  threat  to  existing   rights  of
shareholders;

          c. The dilution, if any, of existing shares that would result from adoption of the proposal is warranted by the benefits of the proposal; and

          d. The proposal would not limit or impair the accountability of management and the board of directors to shareholders.

     2. The Firm votes AGAINST a proposal if it believes that, on balance, the following factors predominate:

          a. The proposal would have an adverse economic effect on shareholder value;

          b. The proposal would limit the rights of shareholders in a manner or to an extent that is not warranted by the benefits of adoption of the proposal;

          c. The proposal would cause significant dilution of shares that is not warranted by the benefits of the proposal;

          d. The proposal would limit or impair accountability of management or the board of directors to shareholders; or

          e. The proposal is a shareholder initiative that the Firm believes wastes time and resources of the company or reflects the grievance of one individual.

     3. The Firm abstains from voting proxies when it believes that it is appropriate. Usually, this occurs when the Firm believes that a proposal holds negative but nonquantifiable implications for shareholder value but may express a legitimate concern.

     C. Conflicts of Interest.
        _____________________

     Due to the size and nature of the Firm's operations and the Firm's limited affiliations in the securities industry, the Firm does not expect that material conflicts of interest will arise between the Firm and a Client Account over proxy voting. The Firm recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Firm or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. If a material conflict of interest arises, the Firm will vote all proxies in accordance with Part VI.B. The Firm will not place its own interests ahead of the interests of its Client Accounts in voting proxies.

     If the Firm determines that the proxy voting policies in Part VI.B do not adequately address a material conflict of interest related to a proxy, it will provide the affected Client Account with copies of all proxy solicitation materials that the Firm receives with respect to that proxy, notify that Client Account of the actual or potential conflict of interest and of the Firm's intended response to the proxy request (which response will be in accordance with the policies set forth in Part VI.B), and request that the Client Account consent to the Firm's intended response. If the Client Account consents to the Firm's intended response or fails to respond to the notice within a reasonable period of time specified in the notice, the Firm will vote the proxy as described in the notice. If the Client Account objects to the intended response, the Firm will vote the proxy as directed by the Client Account.

     D. Shareholder Proposals by the Firm.
        _________________________________

     The Firm may submit a shareholder proposal on behalf of an Investment Fund only if permitted by the Investment Fund's governing documents or by agreement between the Firm and the Investment Fund and if the Firm believes that the proposal would provide a substantial overall benefit to the Investment Fund. The Firm will submit a shareholder proposal on behalf of any other Client Account only at the request of the Client Account or with that Client Account's prior written consent. The Firm will vote any shares in a Client Account on behalf of a proposal submitted by the Firm in accordance with Part VI.B, unless otherwise directed by the Client Account.

     E. Disclosure to Clients.
        _____________________

     The Firm includes in Part II of its Form ADV (1) a description of these policies and procedures relating to proxy voting, (2) an offer to provide a copy of such policies and procedures to clients on request, and (3) information concerning how a client may obtain a report summarizing how the Firm voted proxies on behalf of such client. At the request of a Client Account, the Firm provides that Client Account with a copy of this Part VI and a report summarizing all proxy solicitations the Firm received with respect to that Client Account during the period requested and action taken by the Firm on each such proxy.

     F. Records.
        _______

     See Part VII.B regarding records that the Firm must maintain relating to these proxy voting policies and procedures.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

       Three sub-advisors, KBW Asset Management, Inc. ("KBWAM"), Kilkenny Capital Management, L.L.C. ("Kilkenny") and Alkeon Capital Management, L.L.C. ("Alkeon Capital") each manage a portion of the assets of the Advantage Advisers Multi-Sector Fund I (the "Fund") and make decisions with respect to, and place orders for, all purchases and sales of the Fund's securities, subject to the general supervision of the Board of Trustees of the Fund and Advantage Advisers, L.L.C. (the "Investment Adviser") and in accordance with the investment objectives, policies and restrictions of the Fund. The Investment Adviser allocates the Fund's assets available for investment among three separate investment accounts of the Fund (each, a "Separate Investment Account"), which in turn are managed by a respective sub-adviser.

       Michael O'Brien, Leonard Savage and Howard Shapiro are the Portfolio Managers of KBWAM who are primarily responsible for management of the banking/financial services Separate Investment Account. Mr. O'Brien has been the Portfolio Manager of the banking/financial services Separate Investment Account since the Fund's inception. Mr. Savage and Mr. Shapiro became members of the portfolio management team for the banking/financial services Separate Investment Account in August 2006.

             o Mr. O'Brien joined Keefe, Bruyette & Woods, Inc. in April 1985, and served as a senior institutional equity salesman covering the United Kingdom and the New York and Philadelphia markets. Prior to joining Keefe, Bruyette & Woods, Inc. Mr. O'Brien managed a team of consultants for Data Resources Inc., an economic consulting firm now owned by DRI/McGraw-Hill. Mr. O'Brien graduated with a B.A. in Economics from Trinity College, and an M.B.A. from Stamford University School of Business.

             o Mr. Savage joined KBWAM in July 2006. Prior to joining KBWAM, Mr. Savage was a Director at Litchfield Capital, an equity hedge fund focusing on the financial services sector. Mr. Savage began his investment career as a sell-side equity analyst and was a Managing Director at Fox-Pitt, Kelton, Inc. and a Partner at Dowling Partners, an institutional brokerage firm specializing in the financial services sector. Mr. Savage graduated from the University of Connecticut.

             o Mr. Shapiro joined KBWAM in July 2006. Prior to joining KBWAM, Mr. Shapiro was an analyst covering financial services companies, and specifically mortgage, housing and specialty finance companies, at Federated Investors and Goldman Sachs. Mr. Shapiro began his career as a mortgage backed securities trader. He graduated from Yale University with honors.

       Michael Walsh serves as the Portfolio Manager of Kilkenny who is primarily responsible for management of the healthcare/biotechnology Separate Investment Account and has served in that capacity since the inception of the Fund. Mr. Walsh began his experience in the securities industry in 1983. He has focused on the healthcare/biotechnology sector since 1986. From August 1983 through July 1985, Mr. Walsh worked as a Corporate Finance Analyst for Drexel Burnham Lambert Incorporated in New York. From August 1987 to June 1990, he worked for Dionex Corporation, a publicly-traded manufacturer of scientific research instruments, as Director of Corporate Development and Biotechnology Marketing Manager. In June 1990, Mr. Walsh founded Biotechnology Business Development, a company which identified new business opportunities in the biomedical technology industry for venture capital firms and start-up companies. From November 1991 through September 1994, Mr. Walsh was a Vice President and Senior Biotechnology Research Analyst with Robertson, Stephens & Company. Mr. Walsh received an A.B. degree, cum laude, in Chemistry from Harvard College in 1983 and an M.B.A., with Distinction, from Harvard Business School in 1987.

       Mr. Takis Sparaggis is Chief Investment Officer of Alkeon Capital and its Portfolio Manager who is primarily responsible for management of the technology Separate Investment Account and has served in that capacity since the Fund's inception. Mr. Sparaggis has managed investments using the same investment strategy that Alkeon Capital uses in managing the Fund's technology Separate Investment Account since July 1996. From 1993 until 1995, Mr. Sparaggis was with Credit Suisse First Boston Investment Management and was responsible for security analysis and portfolio management for domestic investments, including proprietary trading on long-short equities and convertible arbitrage. From 1995 to December 2001, Mr. Sparaggis was a managing director and senior portfolio manager in the asset management division of CIBC World Markets Corp. Mr. Sparaggis received a Ph.D. in Electrical and Computer Engineering and a Masters in Business Administration simultaneously from the University of Massachusetts in 1993. He received an IBM fellowship in physical sciences in 1992 and 1993. He received a Masters in Electrical and Computer Engineering from the University of Massachusetts in 1990 and a Bachelor of Science degree in Electrical Engineering and Computer Science from the National Technical University of Athens in 1988.


(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

       Other Accounts Managed by Portfolio Manager(s) or Management Team Member

       As of September 30, 2006, Mr. O'Brien, Mr. Savage and Mr. Shapiro managed or were members of the management team for the following client accounts other than the Fund:

______________________________________________________________________________________________________________

                                                                                          Total Assets in
                                                                    No. of Accounts        Accounts where
                              Total                                 where Advisory        Advisory Fee is
                         No. of Accounts                            Fee is Based on           Based on
   Type of Accounts          Managed            Total Assets          Performance           Performance
   ________________          _______            ____________          ___________           ___________
______________________________________________________________________________________________________________

  Registered                    0                    --                    0                     --
  Investment
  Companies:
______________________________________________________________________________________________________________

  Other Pooled                  3               $171 million               3               $171 million
  Investment Vehicles:
______________________________________________________________________________________________________________

  Other Accounts:               0                    --                    0                     --
______________________________________________________________________________________________________________


As of September 30, 2006, Mr. Walsh managed or was a member of the management team for the following client accounts other than the Fund:


______________________________________________________________________________________________________________

                                                                                          Total Assets in
                                                                    No. of Accounts        Accounts where
                              Total                                 where Advisory        Advisory Fee is
                         No. of Accounts                            Fee is Based on           Based on
   Type of Accounts          Managed            Total Assets          Performance           Performance
   ________________          _______            ____________          ___________           ___________
______________________________________________________________________________________________________________

  Registered                    0                    --                    0                     --
  Investment
  Companies:
______________________________________________________________________________________________________________

  Other Pooled                  4               $197 million               4               $197 million
  Investment Vehicles:
______________________________________________________________________________________________________________

  Other Accounts:               0                    --                    0                     --
______________________________________________________________________________________________________________


As of September 30, 2006, Mr. Sparaggis managed or was a member of the management team for the following client accounts other than the Fund:


______________________________________________________________________________________________________________

                                                                                          Total Assets in
                                                                    No. of Accounts        Accounts where
                              Total                                 where Advisory        Advisory Fee is
                         No. of Accounts                            Fee is Based on           Based on
   Type of Accounts          Managed            Total Assets          Performance           Performance
   ________________          _______            ____________          ___________           ___________
______________________________________________________________________________________________________________

  Registered                    1               $392,058,845               1               $392,058,845
  Investment                                       million                                    million
  Companies:
______________________________________________________________________________________________________________

  Other Pooled                  8               $309,689,413               8               $309,689,413
  Investment Vehicles:                             million                                    million
______________________________________________________________________________________________________________

  Other Accounts:               0                    --                    0                     --
______________________________________________________________________________________________________________



Potential Conflicts of Interests

Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

o Allocation of Limited Time and Attention. Because each Portfolio Manager manages other accounts, each Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if the Portfolio Manager were to devote substantially more attention to the management of fewer accounts.

o Allocation of Limited Investment Opportunities. If a Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts.

o Pursuit of Differing Strategies. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.

o Performance Fees. Each Portfolio Manager manages other accounts that are subject to a performance allocation or performance fee which in some cases may be greater than the fee payable by the Fund. This could create a conflict because a Portfolio Manager of Sub-Adviser may benefit if a more attractive investment is allocated to an account that bears a greater performance allocation or fee.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

       Mr. O'Brien's, Mr. Savage's and Mr. Shapiro's compensations consist of a salary, bonus, employee benefits, profit sharing plan and possibly restricted stock. Total compensation is based upon the performance of the funds the executives work on and each person's relative contribution to the success of the funds.

       Mr. Walsh's compensation consists of a guaranteed payment and a percentage of the overall revenues of Kilkenny, which in turn is dependent on the advisory fees and performance fees and allocations received from the Fund and other advisory clients. Mr. Walsh also participates in a Kilkenny sponsored profit-sharing plan.

       Mr. Sparaggis' compensation consists of periodic draws and the income from the profits of Alkeon Capital derived by him as its sole principal. The level of Alkeon Capital's profitability in turn is dependent on the advisory fees and performance fees and allocations received from the Fund and other advisory clients.

(a)(4) Disclosure of Securities Ownership

       As of September 30, 2006, no Portfolio Manager beneficially owned any securities issued by the Fund.


(b)    Not applicable.


Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.


Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


Item 11. Controls and Procedures.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


Item 12. Exhibits.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                   Advantage Advisers Multi-Sector Fund I
            ____________________________________________________________________

By (Signature and Title)*      /s/ Bryan McKigney
                         _______________________________________________________

                               Bryan McKigney, Chief Executive Officer
                               (principal executive officer)

Date          12/06/2006
    ____________________________________________________________________________


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*      /s/ Bryan McKigney
                         _______________________________________________________

                               Bryan McKigney, Chief Executive Officer
                               (principal executive officer)

Date          12/06/2006
    ____________________________________________________________________________


By (Signature and Title)*      /s/ Vineet Bhalla
                         _______________________________________________________

                               Vineet Bhalla, Principal Financial Officer
                               (principal financial officer)

Date          12/06/2006
    ____________________________________________________________________________


* Print the name and title of each signing officer under his or her signature.